1933 Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. (  )

POST-EFFECTIVE AMENDMENT NO. (  )

ASPIRIANT DEFENSIVE ALLOCATION FUND

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard

Suite 600

Los Angeles, California 90025

(Address of Principal Executive Offices)

(310) 806-4000

(Registrant’s Telephone Number, including Area Code)

Benjamin D. Schmidt

Aspirant, LLC

111 E. Kilbourn Avenue

Suite 1700

Milwaukee, WI 53202

(Name and Address of Agent for Service)

Copy to:

W. John McGuire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee (3)
Common Shares of Beneficial Interest	$1.501 billion	$129.80

(1)	Estimated solely for purpose of calculating the registration fee, in accordance with Rule 457(a) of the Securities Act of 1933.

(2)	The shares being registered in this Registration Statement are being exchanged as part of a reorganization for existing shares of Aspiriant Defensive Allocation Fund (the “Predecessor Fund”), which is a series of Aspiriant Trust (the “Predecessor Trust”), an open-end management investment company. Shares of the Predecessor Fund, which have been previously registered and are currently outstanding, will be exchanged for newly registered and issued shares of the Registrant and then will be issued to the Predecessor Fund’s shareholders, who will become shareholders of Registrant as a result. Registrant does not intend to publicly offer or sell any of those shares, which represent approximately $1.5 billion in assets; however, Registrant has estimated $1.501 billion in the table above because Registrant would like to register an additional $1 million for continuous offering.
(3)	Previously paid.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

ASPIRIANT TRUST

Aspiriant Defensive Allocation Fund

1-877-997-9971

www.aspiriantfunds.com

_____________, 2020

Dear Shareholder:

A Special Meeting of Shareholders of the Aspiriant Defensive Allocation Fund (the “Target Fund”), a series of Aspiriant Trust, has been scheduled for _________, ____________, 2020. The Special Meeting has been called to vote on a proposal to reorganize the Target Fund into a newly created closed-end fund called Aspiriant Defensive Allocation Fund (the “Acquiring Fund”) that will operate as an interval fund.

As further described in the attached Combined Proxy Statement/Prospectus, the Target Fund and the Acquiring Fund have the same investment objective and substantially similar principal investment strategies. The purpose of the reorganization is to give the Target Fund’s shareholders the opportunity to pursue the same basic investment strategy while investing in a fund that can take increased advantage of less liquid investment opportunities such as hedge funds and private funds. Aspiriant, LLC, the Target Fund’s investment adviser, will be the investment adviser to the Acquiring Fund and will continue, therefore, to provide day-to-day portfolio management of the investment portfolio.

Based on Aspiriant, LLC’s recommendation, the Board of Trustees of Aspiriant Trust has approved the reorganization and recommends that shareholders of the Target Fund approve the reorganization. You are being asked to approve an Agreement and Plan of Reorganization between Aspiriant Trust, on behalf of the Target Fund, and the Acquiring Fund (the “Plan”). If the Plan is approved by shareholders of the Target Fund and the reorganization is completed, each shareholder of the Target Fund will receive shares of the Acquiring Fund equal in aggregate value at the time of the reorganization to the aggregate value of such shareholder’s shares of the Target Fund. As a result of the reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund.

The Acquiring Fund is a newly organized fund that will commence operation upon the closing of the reorganization and the Target Fund would then be dissolved. The reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No commissions or other fees will be imposed in connection with the reorganization. If shareholders of the Target Fund do not approve the reorganization, then the reorganization will not be implemented.

The attached Combined Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call __________. If you are a shareholder of record of the Target Fund as of the close of business on _________, 2020, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we encourage you to cast your vote in advance of the Special Meeting by completing and returning the proxy card or voting online or by toll-free telephone. Whether or not you are planning to attend the Special Meeting, we need your vote. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of Aspiriant Trust at the address noted above or in person at the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the website address listed in the enclosed voting instructions. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Aspiriant Funds.

Sincerely,

Robert J. Francais
President

ASPIRIANT TRUST

Aspiriant Defensive Allocation Fund

1-877-997-9971

www.aspiriantfunds.com

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD _______________, 2020

Aspiriant Trust, a Delaware statutory trust, will hold a Special Meeting of Shareholders of the Aspiriant Defensive Allocation Fund (the “Target Fund”), on _______, _________, 2020, at [10:00 am Central time], at the offices of Aspiriant Trust located at [_________________________], for the following purpose:

Proposal:	To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the Aspiriant Defensive Allocation Fund (the “Acquiring Fund”), a newly created closed-end fund that will operate as an interval fund, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the Target Fund.

Shareholders also may be asked to transact such other business as may properly come before the Special Meeting or any adjournments thereof. Only shareholders of record of the Target Fund at the close of business on _________, 2020, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.

Please return your proxy card promptly or vote your proxy online or by telephone using the website address and toll-free telephone number found on your proxy card.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote online or by toll-free telephone according to the enclosed voting instructions. You may also vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of Aspiriant Trust at the address noted above or in person at the time of the Special Meeting. A prior proxy can also be revoked by submitting a later dated proxy card or by voting your proxy at a later date through the toll-free number or website address listed in the enclosed voting instructions. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

By order of the Board of Trustees,

Benjamin D. Schmidt
Secretary

__________, 2020

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question:  What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement to solicit votes from shareholders of the Aspiriant Defensive Allocation Fund (the “Target Fund”), a series of Aspiriant Trust, and a prospectus for a newly created closed-end fund called Aspiriant Defensive Allocation Fund (the “Acquiring Fund”) that will operate as an interval fund.  This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by Aspiriant Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between Aspiriant Trust, on behalf of the Target Fund, and the Acquiring Fund (the form of which is attached to the Proxy Statement as Appendix A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) at the special meeting of the Target Fund’s shareholders (“Special Meeting”).  The Proxy Statement contains the information that shareholders of the Target Fund should know before voting.

Approval by the shareholders of the Target Fund is needed to proceed with the Reorganization and the Special Meeting will be held on ________, _______, 2020 to consider the Reorganization.  If the shareholders of the Target Fund do not approve the proposal, then the Reorganization will not occur.

We are sending this document to you for your use in deciding whether to approve the Plan relating to the Target Fund.  This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement, and a proxy card.

Question:  What is the proposal?

Answer:  Shareholders are being asked to vote on the reorganization of the Target Fund into the Acquiring Fund. If the Reorganization is approved by shareholders and the other closing conditions are met, your shares of the Target Fund will, in effect, be converted into shares of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the aggregate NAV of your Target Fund shares at the time of the Reorganization. While the aggregate NAV of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s NAV per share.

The Acquiring Fund, unlike the Target Fund, is not obligated to redeem its shares each business day at approximately their NAV. Instead, the Acquiring Fund is a so-called “interval fund” that has adopted a fundamental policy to make monthly repurchase offers to its shareholders. Because shares of the Acquiring Fund will not be listed on an exchange and are not shares of an open-ended mutual fund, they may be less liquid than shares of the Target Fund. There is no guarantee that shareholders will be able to sell all of the shares they desire in a monthly repurchase offer.

We encourage you to read the Proxy Statement to obtain a more detailed understanding of the issues relating to the Reorganization.

Question:  What is the purpose of the Reorganization?

Answer:  Aspiriant, LLC (“Aspiriant”), the investment adviser to both Funds, proposed the Reorganization to the Board of Trustees of Aspiriant Trust (the “Board”) in order to give the Target Fund shareholders the opportunity to pursue the same investment objective and substantially similar principal investment strategies while investing in a fund with a structure that Aspiriant believes is better suited to the investment strategy and better positions the portfolio to capitalize on its universe of investment opportunities through greater use of less liquid securities. In addition, Aspiriant believes that the structural transition from an open-end fund to an interval fund (a closed-end fund that conducts periodic redemptions, as explained in greater detail in the Proxy Statement) will benefit shareholders by eliminating the need for the Target Fund to hold significant cash reserves and liquid securities on a daily basis in order to meet liquidity requirements particular to an open-end fund and to accommodate daily shareholder redemptions. The Acquiring Fund will maintain liquid securities or cash sufficient to meet monthly repurchase requirements.

Question:  How will the Reorganization work?

Answer:  Subject to the approval of the shareholders of the Target Fund, pursuant to the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities.  The Target Fund will then liquidate and distribute the shares it receives from the Acquiring Fund to the shareholders of the Target Fund.  Shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold a number of shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Target Fund immediately prior to the Reorganization.

If the Plan is carried out as proposed with respect to the Target Fund, we generally do not expect the Reorganization to result in the recognition of gain or loss by either the Target Fund or its shareholders for federal income tax purposes.  Please refer to the Proxy Statement for a detailed explanation of the proposal.  If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization presently is expected to occur on [April 1, 2020].

Question:  How will this affect my investment?

Answer:  Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar investment strategies as the Target Fund.  In addition, as the investment adviser of both Funds, Aspiriant will continue to be responsible for the day-to-day management of the investment portfolio after the Reorganization.  The Acquiring Fund will be managed in the same way as the Target Fund.  The primary difference will be that, as an interval fund, the Acquiring Fund will not offer shareholders the opportunity to redeem their shares at NAV on a daily basis. The Acquiring Fund has adopted a fundamental policy to make monthly repurchase offers to its shareholders, though there is no guarantee that shareholders will be able to sell all of the shares they desire in a monthly repurchase offer.

You will receive shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of your shares of the Target Fund immediately prior to the Reorganization.  The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted.  The Reorganization generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes.

Question:  How will the proposed Reorganization affect the fees and expenses I pay as a shareholder?

Answer:  The operating expenses of an interval fund generally are higher than those of a mutual fund. Interval funds have additional operational and shareholder servicing requirements that apply to closed-end funds generally and interval funds specifically. In addition, because the Acquiring Fund will be able to take increased advantage of less liquid investment opportunities, such as hedge funds and private funds, the Acquiring Fund is expected to have higher underlying fund fees and expenses (also known as acquired fund fees and expenses) than the Target Fund. Lastly, the advisory fee for the Acquiring Fund is [25] basis points higher than the advisory fee for the Target Fund. The Acquiring Fund will be subject to an advisory fee limitation agreement with Aspiriant that will limit, through at least July 31, 2021, the Acquiring Fund’s advisory fee to the same level as the Target Fund’s advisory fee. Aspiriant may, but is under no obligation to, renew the limitation agreement after its initial term. After giving effect to this advisory fee limitation, the Acquiring Fund’s net expenses are expected to be higher than those of the Target Fund as shown in the comparison of fees and expenses in the Proxy Statement. Despite the higher operating expenses of the Acquiring Fund when compared to the Target Fund, the Acquiring Fund’s operating expenses are expected to be in the lowest quartile when compared to the operating expenses of other funds in its asset class.

Question:  What are the differences in the principal investment strategies between the Target Fund and the Acquiring Fund?

Answer:  The purpose of the Reorganization is to give the Fund’s shareholders the opportunity to pursue the same basic investment strategy while investing in a fund that can take increased advantage of less liquid investment opportunities such as hedge funds and private funds. The Acquiring Fund, as a closed-end fund, will not be subject to the 15% limit on illiquid investments that is applicable to open-end funds like the Target Fund. In addition, the Acquiring Fund is a non-diversified fund, which means it may invest a greater percentage of its assets in a particular issuer than a diversified fund (like the Target Fund) and invest in a smaller number of issuers overall.

Question:  Will I be charged any commissions or other fees as a result of the Reorganization?

Answer:  No commissions or other fees will be imposed on shareholders as a result of the Reorganization.

Question:  What will happen if the Plan is not approved?

Answer:  If the shareholders of the Target Fund do not approve the proposed Reorganization of the Target Fund, then the Reorganization will not be implemented. In such case, the Board will consider what further actions to take with respect to the Target Fund.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or online or by telephone) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the amount of shares you own.

Question:  What action has the Board of Trustees taken?

Answer:  After careful consideration and upon recommendation of Aspiriant, the Board has approved the Reorganization and authorized the solicitation of proxies “FOR” the Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  Aspiriant is paying all costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.  The Target Fund and the Acquiring Fund will not incur any expenses in connection with the Reorganization.

Question:  How do I cast my vote?

Answer:  You may vote online at the website provided on your proxy card or you may vote by telephone using the toll free number found on your proxy card.  You may also use the enclosed postage-paid envelope to mail your proxy card.  Please follow the enclosed instructions to use these methods of voting.  We encourage you to vote online or by telephone at _________. Use of online or telephone voting will reduce the time and costs associated with this proxy solicitation.

Question:  Who do I call if I have questions?

Answer:  We will be happy to answer your questions about the proxy solicitation. Please call the proxy information line at _____________. Representatives are available Monday through Friday [9:00 a.m. to 10:00 p.m. Central time].

COMBINED PROXY STATEMENT/PROSPECTUS

_________________, 2020

FOR THE REORGANIZATION OF

Aspiriant Defensive Allocation Fund,

a series of Aspiriant Trust

1-877-997-9971

www.aspiriantfunds.com

INTO

Aspiriant Defensive Allocation Fund

1-877-997-9971

www.aspiriantfunds.com

This Combined Proxy Statement/Prospectus (“Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Aspiriant Trust for use at a Special Meeting of Shareholders of Aspiriant Defensive Allocation Fund (the “Target Fund”), a series of Aspiriant Trust, to be held at the offices of Aspiriant, LLC located at [    ], on _______, ________, 2020 at [10:00 am Central time].  At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposal:

Proposal:	To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the Aspiriant Defensive Allocation Fund (the “Acquiring Fund”), a newly created closed-end fund that will operate as an interval fund, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the Target Fund.

Shareholders also may be asked to transact such other business as may properly come before the Special Meeting or any adjournments thereof. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to Aspiriant Trust, in person at the time of the Special Meeting, by voting the proxy at a later date using the toll-free number or website address listed in the enclosed voting instructions, or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Target Fund is a series of Aspiriant Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.  The Acquiring Fund is a newly created closed-end management investment company that will operate as an interval fund and also is registered with the SEC and organized as a Delaware statutory trust.

The following Target Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Target Fund dated July 1, 2019, as supplemented;
●	Semi-Annual Report to Shareholders of the Target Fund dated August 31, 2019; and
●	Annual Report to Shareholders of the Target Fund dated February 28, 2019, containing audited financial statements.

These documents have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to Aspiriant Trust, by calling 1-877-997-9971, and on the Target Fund’s website at www.aspiriantfunds.com.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.  Additional information is set forth in the Statement of Additional Information dated ________, 2020 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement.  The Statement of Additional Information is available upon request and without charge by calling 1-877-997-9971.

Aspiriant Trust expects that this Proxy Statement will be mailed to shareholders on or about __________, 2020.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

PROPOSAL: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION	1
Overview	1
Comparison of Fees and Expenses	2
Comparison of Investment Objectives and Principal Investment Strategies	2
Comparison of Principal Investment Risks	5
Comparison of Fundamental Policies	11
Performance Information	13
Portfolio Turnover	14
Purchase and Sale of Shares	14
Tax Information	15
Payments to Broker-Dealers and Other Financial Intermediaries	15
Shareholder Information	15
KEY INFORMATION ABOUT THE REORGANIZATION	15
Agreement and Plan of Reorganization	15
Board’s Considerations Relating to the Reorganization	16
Tax Status of the Reorganization	16
Capital Loss Carryforwards	17
Capitalization	18
INFORMATION ABOUT MANAGEMENT OF THE FUNDS	18
ADDITIONAL INFORMATION ABOUT THE FUNDS	19
INFORMATION ABOUT VOTING AND THE SPECIAL MEETING	19
INFORMATION FILED WITH THE SEC	21
FINANCIAL HIGHLIGHTS	22
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B: ACQUIRING FUND SHAREHOLDER INFORMATION	B-1

PROPOSAL: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Overview

Based on the recommendation of Aspiriant, LLC (“Aspiriant” or the “Adviser”), the investment adviser for the Target Fund, the Board of Trustees of Aspiriant Trust (the “Board”) has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) (the Target Fund and Acquiring Fund are sometimes referred to below as the “Funds”).  The Board (including the independent trustees, meaning those trustees who are not “interested persons” of Aspiriant Trust as that term is defined in the Investment Company Act of 1940 (the “1940 Act”)) believes that the Reorganization is in the best interests of the Target Fund and its shareholders.  The Board considered and approved the Reorganization at a meeting held on September 26, 2019, subject to the approval of the Target Fund’s shareholders. If shareholders approve the Reorganization, then all of the assets and liabilities of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be converted into shares of the Acquiring Fund.

The Target Fund operates as a mutual fund series of Aspiriant Trust.  Aspiriant recommends that the Target Fund be converted into a closed-end fund that operates as an interval fund to give the Target Fund’s shareholders the opportunity to pursue the same basic investment strategy while investing in a fund that can take increased advantage of less liquid investment opportunities such as hedge funds and private funds. Aspiriant will be the investment adviser to the Acquiring Fund and will continue, therefore, to provide day-to-day portfolio management of the investment portfolio. The Target Fund’s other service providers (for example, the administrator, transfer agent, and custodian) will also be the service providers for the Acquiring Fund. The Acquiring Fund will be managed in the same way as the Target Fund.  The primary difference will be that, as an interval fund, the Acquiring Fund will not offer shareholders the opportunity to redeem their shares at NAV on a daily basis. The Acquiring Fund will make monthly repurchase offers to its shareholders of no less than 5% of the shares outstanding, though there is no guarantee that shareholders will be able to sell all of the shares they desire in a monthly repurchase offer. In addition, the Acquiring Fund, as a closed-end fund, will not be subject to the 15% limit on illiquid investments that is applicable to open-end funds like the Target Fund. Moreover, the Acquiring Fund is a non-diversified fund, which means it may invest a greater percentage of its assets in a particular issuer than a diversified fund (like the Target Fund) and invest in a smaller number of issuers overall.

An interval fund is a type of registered investment company that, like a traditional closed-end fund, has the ability to utilize leverage and invest in illiquid securities to a greater extent than an open-end fund and does not need to maintain significant cash reserves on a daily basis in order to meet the liquidity requirements to which an open-end fund is subject. However, unlike a traditional closed-end fund, the shares of which trade primarily on secondary markets and can only be redeemed directly from the fund under limited circumstances, an interval fund is not traded on an exchange and generally is required to offer its shareholders the opportunity to redeem their shares at the fund’s NAV per share at periodic intervals.

The operating expenses of an interval fund generally are higher than those of a mutual fund. Interval funds have additional operational and shareholder servicing requirements that apply to closed-end funds generally and interval funds specifically. In addition, because the Acquiring Fund will be able to take increased advantage of less liquid investment opportunities, such as hedge funds and private funds, the Acquiring Fund is expected to have higher underlying fund fees and expenses (also known as acquired fund fees and expenses) than the Target Fund. Lastly, the advisory fee for the Acquiring Fund is [25] basis points higher than the advisory fee for the Target Fund. The Acquiring Fund will be subject to an advisory fee limitation agreement with Aspiriant that will limit, through at least July 31, 2021, the Acquiring Fund’s advisory fee to the same level as the Target Fund’s advisory fee. Aspiriant may, but is under no obligation to, renew the limitation agreement after its initial term. After giving effect to this advisory fee limitation, the Acquiring Fund’s net expenses are expected to be higher than those of the Target Fund as shown in the comparison of fees and expenses below. Despite the higher operating expenses of the Acquiring Fund when compared to the Target Fund, the Acquiring Fund’s operating expenses are expected to be in the lowest quartile when compared to the operating expenses of other funds in its asset class.

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the “Code”).  The closing of the Reorganization is conditioned upon the receipt by the Target Fund and the Acquiring Fund of an opinion to such effect from tax counsel.  If the Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the receipt of Target Fund shares in the Reorganization. Furthermore, neither the Target Fund nor the Acquiring Fund will pay for the costs of the Reorganization and the Special Meeting.  Aspiriant will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing this Proxy Statement and the cost of copying, printing and mailing proxy materials.  In addition to solicitations by mail, Aspiriant also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

1

[Though the Target Fund does not have any investment sub-advisers, Aspiriant Trust and Aspiriant have received an exemptive order from the SEC permitting Aspiriant, on behalf of the Target Fund and subject to the approval of the Board, including a majority of the members who are not “interested persons” (as the term is defined in the 1940 Act) of the Trust, to appoint and replace unaffiliated sub-advisers, enter into unaffiliated sub-advisory agreements, and materially amend and terminate unaffiliated sub-advisory agreements on behalf of the Acquiring Fund without shareholder approval. The Acquiring Fund and Aspiriant are seeking the same type of exemptive order; therefore, by approving the Reorganization, shareholders are agreeing to the terms and structure of the Acquiring Fund, including the terms and conditions of any such order that may be received after the Reorganization.]

Based on Aspiriant’s recommendation, the Board approved the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy Statement in Appendix A.

Comparison of Fees and Expenses

The following table shows the fees and expenses for the Target Fund based on the Target Fund’s fiscal year ended February 28, 2019. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the fees and expenses shown for the Acquiring Fund are estimated. Neither the Target Fund nor the Acquiring Fund charges any shareholder fees, which would be paid directly from your investment.

Annual Fund Operating Expenses

 (expenses that you pay each year as a % of the value of your investment)

	Target Fund	Acquiring Fund (pro forma)
Management Fee	0.10%	[0.35]%
Other Expenses	0.18%	[0.18]%
Acquired Fund Fees and Expenses(1)	0.82%	[1.15]%
Total Annual Operating Expenses	1.10%	[1.68]%
Fee Waiver	-0.09%(2)	[-0.25]%(3)
Total Annual Operating Expenses After Fee Waiver	1.01%	[1.43]%

(1)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by each Fund as a result of its investment in other investment companies. Total Annual Operating Expenses in this table may not correlate to the ratio of expenses to average net assets provided in a Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The Adviser has contractually agreed to waive its administrative services fee for the Target Fund from 0.10% to 0.01% through June 30, 2020. This arrangement may be terminated only by the Trust’s Board of Trustees.
(3)	The Adviser has contractually agreed to waive its advisory fee for the Acquiring Fund from [0.35]% to [0.10]% through July 31, 2021. This arrangement may be terminated only by the Trust’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund	$103	$341	$597	$1,332
Acquiring Fund (pro forma)	$[146]	$[505]	$[889]	$[1,966]

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and strategies of the Target Fund with those of the Acquiring Fund. As noted above, the Funds have the same investment objectives and substantially similar principal investment strategies. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

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Target Fund	Acquiring Fund
Investment Objective	Investment Objective
The Fund seeks to achieve long-term investment returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.	Same.
Principal Investment Strategies	Principal Investment Strategies

The Fund is a “fund-of-funds” that seeks to provide an investment return that has lower volatility than traditional asset classes (i.e., public equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures, including investments that focus on a specialized asset class such as long-short strategies. Non-traditional or alternative asset classes have tended over time to have a lower correlation with the broad U.S. stock and bond markets. The Fund allocates its assets among a variety of non-traditional or alternative asset classes so as to capture diversifying returns from these non-traditional or alternative sources. The Fund invests primarily in other investment companies or pooled investment vehicles (“Underlying Funds”, such as open-end and closed-end funds, exchange-traded funds, and private funds) and may, to a limited extent, invest in separately managed accounts (“SMAs”), which are private portfolios of securities for individual accounts.

The Fund intends to allocate its assets among a range of investment strategies. At any point in time, the Fund’s exposures may include global equities, global fixed income, market neutral, global macro, managed futures, relative value, long/short equity, long/short debt, merger arbitrage, convertible arbitrage, security arbitrage, managed futures and other non-traditional strategies. In selecting Underlying Funds and asset class exposures, the Adviser will take asset diversification and potential volatility of return into account. The Underlying Funds include, among others, unaffiliated mutual funds, unaffiliated exchange traded funds, and unaffiliated limited partnerships, including hedge funds. The Underlying Funds may invest in derivatives (e.g., futures, forwards, options, swaps or swaptions). A derivative is a contract whose value is based on performance of an underlying financial asset, index, rate, instrument or economic measure.

In seeking to achieve the Fund’s investment objective and preserve capital, the Adviser may invest a significant portion of the Fund’s net assets in cash and cash equivalents.

Same.
At any time, investments in hedge funds will not exceed 15% of the Fund’s net assets.
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund and invest in a smaller number of issuers overall.

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Target Fund	Acquiring Fund
Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser.	The Fund may invest in illiquid securities. Illiquid securities are securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Advisers.

The following additional information regarding principal investment strategies is applicable to both Funds:

The Fund is a “fund-of-funds” that seeks to achieve its investment objective by investing primarily in Underlying Funds and may, to a limited extent, invest in SMAs, which are private portfolios of securities for individual accounts. The Fund seeks to provide a return that has lower volatility than traditional asset classes (i.e., public equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures, including investments that focus on a specialized asset class (e.g., long-short strategies). Non-traditional or alternative asset classes have tended over time to have a lower correlation with the broad U.S. stock and bond markets.

The Fund allocates its assets among a variety of non-traditional or alternative asset classes so as to capture diversifying returns from these non-traditional or alternative sources. The Fund’s non-traditional and alternative asset class exposures include the strategies listed below, and other non-traditional strategies. In selecting Underlying Funds and asset class exposures, the Adviser will take asset diversification and potential volatility of return into account. The Underlying Funds include, among others, unaffiliated mutual funds, unaffiliated exchange traded funds and unaffiliated private funds and limited partnerships, including hedge funds. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, including performance-based fees, if any, and would remain subject to payment of the Fund’s advisory and other fees with respect to assets so invested. In addition, the Fund will incur brokerage costs when purchasing and selling shares of an Underlying Fund listed on an exchange. The Underlying Funds may invest in derivatives (e.g., futures, forwards, options, swaps or swaptions). A derivative is a contract whose value is based on performance of an underlying financial asset, index, rate, instrument or economic measure.

Conservative Allocation strategies seek to preserve an investment portfolio’s value by allocating a higher percentage of the portfolio in lower risk securities such as fixed income, money market securities, and cash.

Market Neutral strategies are designed to exploit equity market inefficiencies, which involve being simultaneously invested in long and short matched equity portfolios generally of the same size, usually in the same market and attempts to achieve capital appreciation.

Global Macro strategies involve taking long and/or short positions on the basis of macroeconomic and political forecasts. Managers typically express their views by investing in the futures and forwards markets, but can also hold positions in the cash equities and fixed income markets.

Relative Value strategies combine a variety of different strategies used with a broad array of securities. The strategy involves purchasing a security that is expected to appreciate, while simultaneously selling short a related security that is expected to depreciate. Related securities can be the stock and bond of a specific company; the stocks of two different companies in the same sector; or two bonds issued by the same company with different maturity dates and/or coupons.

Long/Short Equity strategies employ long and short trading in common stock and preferred stock of U.S. and foreign issuers and attempt to achieve capital appreciation.

Long/Short Debt strategies are designed to take advantage of perceived discrepancies in market prices related to credit assessments of individual issues and sectors by taking long and/or short positions in cash debt and debt-related securities, which may include corporate debt, sovereign debt, credit derivatives, bank loans, common and preferred stock, options and futures contracts, privately negotiated options, shares of investment companies, bonds, credit derivatives and other financial instruments.

Merger Arbitrage strategies typically involve buying and selling securities in companies being acquired or involved in a merger transaction. Generally, the investor will take “long” positions in the target company and “short” the acquiring company to lock in the spread between the two valuations. The investor may use leverage to enhance potential returns.

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Convertible Arbitrage strategies typically involve buying “long” convertible debt or preferred equity instrument and selling “short” the related stock. The complex pricing relationship of convertibles allows for arbitrage managers to exploit the pricing inefficiencies between such securities.

Security Arbitrage strategies typically involve a simultaneous purchase and sale of a security in order to profit from a difference in the price.

Managed Futures strategies use systematic (e.g., trend-following) and/or other technical trading strategies in the futures and forward markets. Managed futures returns have historically displayed lower correlations to traditional asset classes.

The Fund’s investment team employs a fund-of-funds approach categorized by first-hand due diligence that includes detailed evaluation of investment vehicles and their investment managers to determine their suitability to provide exposure to a chosen asset class. On-going due diligence is a key element of the investment team’s process and includes monitoring factors such as consistent adherence to the investment process, style drift (explicit or implicit change in investment strategies or goals), strategy capacity (the ability to implement the investment strategy as assets grow) and the manager’s commitment to the fund, along with other factors such as market conditions. The investment team develops its strategic asset class allocation views across a broad range of asset classes based on its continuing analysis of global financial markets and macro-economic conditions.

During periods of adverse market or economic conditions, the Fund may temporarily invest a substantial portion of its assets in cash equivalents, high quality fixed-income securities and money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing, and, therefore, may not achieve its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes.

Comparison of Principal Investment Risks

This section will help you compare the risks of the Target Fund with those of the Acquiring Fund. Because the Funds have the same investment objectives and substantially similar investment strategies, they are subject to substantially similar principal investment risks.

The following principal investment risks are applicable to both Funds:

The principal risks of investing in the Fund are discussed below. The value of the Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective.

Asset Allocation Risk: The Fund is subject to different levels and combinations of risk, based on its actual allocation among various asset classes, Underlying Funds and SMAs, as applicable. The Fund will be exposed to risks of the Underlying Funds and SMAs in which it invests, as well as financial markets. To the extent the Fund invests in Underlying Funds and SMAs that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g., long-short strategies)), as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

Illiquid Investments Risk: The Fund may purchase securities that have legal or contractual restrictions on resale or that are illiquid (for example, derivative instruments) and the Fund’s investment in certain private investments would be treated as illiquid. In addition, liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices.

Management and Operational Risk: The Fund runs the risk that investment techniques will fail to produce desired results. The Fund also runs the risk that the assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong or that deficiencies in adviser’s or another service provider’s internal systems or controls will cause losses for the fund or impair fund’s operations.

Market Risk: Market risk is the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

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Political and Economic Risk: The values of securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that a fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds, or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business, or political events.

Underlying Fund Risk: The actual cost of investing in a fund that invests in other investment companies and pooled investment vehicles may be higher than the cost of investing in a fund that only invests directly in individual securities. A fund will bear its pro rata portion of the expenses of the underlying funds in addition to its own direct expenses. By investing in underlying funds, the fund is subject to the risks associated with the underlying funds’ investments. An underlying fund may change its investment objective or policies without the fund’s approval, which could force a fund to withdraw its investment from such underlying fund at a time that is unfavorable to the fund. A fund’s investment performance is directly tied to the performance of the underlying funds and other investments in which the fund invests. If one or more of the underlying funds fails to meet its investment objective, or otherwise performs poorly, the fund’s performance could be negatively affected. There can be no assurance that an underlying fund will achieve its investment objective. With respect to an underlying fund whose shares trade on an exchange, its shares may trade below their net asset value or at a discount, which may adversely affect the fund’s performance. In addition, there can be no assurance that an active trading market will exist for the shares of an exchange-traded underlying fund. The Fund’s investments in unaffiliated limited partnerships, including hedge funds, may be illiquid. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices.

The Acquiring Fund also discloses the following principal investment risks in its prospectus:

Non-Diversification Risk: As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer and hold a smaller number of portfolio securities than a diversified fund. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the value of shares of more diversified funds.

Repurchase Offer Risk: The Fund believes that repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Fund’s shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund’s Board of Trustees may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular period, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund will generally be a taxable event to shareholders.

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In addition, both Funds disclose the following principal risks of the Underlying Funds and SMAs in which they invest:

Below is a summary of the principal risks of investing in the Fund as a result of its investments in the Underlying Funds and SMAs. References in this section to a “fund” are to the Underlying Funds and SMAs in which the Fund may invest and references to investments and securities are to those held directly by the Underlying Funds and SMAs.

Alternative Strategies Risk: The performance of a fund that pursues alternative strategies is linked to the performance of highly volatile traditional and alternative asset classes (e.g., equities, fixed income, currencies and commodities). To the extent the Fund invests in such fund, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, a fund that employs alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such fund’s investments. Depending on the particular alternative strategies used by a fund, it may be subject to risks not associated with more traditional investments.

Asset-Backed Securities Risk: The risk that the impairment of the value of the collateral underlying the security in which a fund invests, such as non-payment of loans, will result in a reduction in the value of the security.

Call Risk: Debt securities are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. A fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Commodity Risk: The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty Risk: Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Covered Calls and Equity Collars: With respect to call options on individual equity securities, while a fund generally will write only covered call options, it may sell the instrument underlying a call option prior to entering into a closing purchase transaction on up to 10% of the fund’s net assets, provided that such sale will not occur more than three days prior to the option buy back. In an equity collar, a fund simultaneously writes a call option and purchases a put option on the same instrument. With respect to call options on equity indexes, the holdings of individual securities underlying the index is deemed by the investment adviser to be covering the call option sold. A fund may invest in uncovered call options when the security has been sold before the option expires.

Credit Risk: Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because a fund may significantly invest in high yield securities, the fund’s credit risks are greater than those of funds that buy only investment grade securities.

Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

Derivatives Risk: The use of derivatives by a fund can lead to losses because of adverse movements in the price or value of the asset, index, rate, instrument or economic measure underlying a derivative, due to failure of a counterparty, or due to tax or regulatory constraints. In addition, the successful use of derivatives depends in part on the future price fluctuations and the degree of correlation between the underlying securities. Unusual market conditions or the lack of a ready market for any particular derivative at a specific time may reduce the effectiveness of a fund’s derivate strategies and, for these and other reasons, the fund’s derivative strategies may not reduce the fund’s volatility to the extent desired. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by a fund. Derivatives may create economic leverage in a fund, which magnifies the fund’s exposure to the underlying investment. As a result, the loss on derivative transactions may substantially exceed the initial investment. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Derivatives that are traded “over the counter” also present credit risk (the risk that the other party to the derivative contract will not fulfill its contractual obligations, whether because of bankruptcy or other default).

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Foreign Currency Exchange Forwards: Foreign currency exchange forwards are individually negotiated and privately traded contracts so they are dependent upon the creditworthiness of the counterparty. They are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Futures Contracts: Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial leverage risk. A fund may also purchase or sell call and put options on futures contracts. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Options on Securities, Indices, and Currencies: A fund may engage in transactions in exchange traded and over-the-counter (“OTC”) options. There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options. By buying a put option on a particular instrument, a fund pays a premium for the right to sell the underlying instrument at the exercise price, thus limiting the risk of loss through a decline in the market value of the instrument until the put option expires. A fund may purchase put options. The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options cannot provide in advance for their potential settlement obligations by selling short the underlying securities. A fund may lose the premium paid for purchased options. A fund may also write (i.e., sell) put options. A fund will receive a premium for writing a put option, which may increase the return. In writing a put option on a particular instrument, a fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price. In writing index put options, a fund will be responsible, during the option’s life, for any decreases in the value of the index below the exercise price of the put option. When an index put option is exercised, a fund will be required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index at contract termination. Thus, the exercise of put options sold by a fund may require the fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

A purchased call option on a particular instrument gives a fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A fund may also write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options. A call option is an option in which a fund, in return for a premium, gives another party a right to buy specified instruments owned by the fund at a specified future date and price set at the time of the contract. A fund’s ability to sell the instrument underlying a call option may be limited while the option is in effect unless the fund enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by a fund that can act as a partial hedge. If the fund does not own the instrument underlying a written call option, it may be required to generate cash to purchase the security to meet the requirements of the option. As the writer of index call options, a fund will be responsible, during the option’s life, for any increases in the value of the index above the exercise price of the call option. When an index call option is exercised, a fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the exercise price of the option.

In a put option spread, a fund writes out-of-the money index put options in combination with the purchase of index put options at a higher exercise price. This combination protects a fund against a decline in the index price, but only to the stated exercise price of the index option written. The premium received for writing a put option on an index offsets, in part, the premium paid to purchase the index put option. Put option spreads are designed to protect against a decline in value of an index to the extent of the difference between a put option purchased and a put option sold on the index. Entering into put option spreads is typically less expensive than a strategy of only purchasing index put options and in a flat to upwardly moving market may benefit the fund by reducing the cost of the downside protection, however, the downside protection is limited as compared to just owning an index put option. Accordingly, at times when a fund owns a put option spread instead of just owning an index put option, the fund’s risk of loss will be greater to the extent that the index’s loss exceeds the difference between the exercise price of the put option purchased and the put option written.

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Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market, and the remaining time to the options’ expiration, as well as trading conditions in the options market.

Swaps: A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms and whose value and payments are derived by changes in the value of an underlying financial instrument. Swap transactions can take many different forms and are known by a variety of names. Depending on their structure, swap transactions may increase or decrease exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swap transactions may increase or decrease the overall volatility of a portfolio. The most significant factor in the performance of a swap transaction is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from a fund.

Emerging Markets Risk: Emerging markets involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. In addition, frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Floating Rate Loan Risk: Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized, which may cause the floating rate loan to decline significantly in value. Floating rate loans issued by banks may be subject to extended trade settlement periods longer than seven days, which may delay a fund’s ability to pay redemption proceeds during a period of high volume shareholder redemptions. Such loans may not be considered securities and, therefore, may not be afforded the protections of the federal securities laws.

Foreign Securities and Currencies Risk: Investing in securities of foreign companies, including depositary receipts, involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability. Foreign security prices are affected by political, social, economic, and other conditions that are unique to a particular country or region. These conditions may relate to the existence of less publicly available information, inferior regulatory oversight (for example, less demanding accounting, auditing, corporate governance, investor relations, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments and, at times, it may be difficult to sell foreign securities at favorable prices. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever a fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars.

High Yield Securities Risk: High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for a fund. They generally have greater credit risk, are less liquid, and have more volatile prices than investment grade securities. Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. A fund generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. In any reorganization or liquidation proceeding relating to a defaulted bond, a fund may lose its entire investment.

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Income Risk: A fund’s income could decline during periods of falling interest rates.

Interest Rate Risk: Interest rate risk is the risk that the value of a fund’s portfolio will decline because of rising interest rates. A fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Inverse Floaters Risk: The use of inverse floaters by a fund creates effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond, including, in the case of recourse inverse floaters (discussed below), the risk that a fund may lose more than its original principal investment.

Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The greater the amount of floaters sold by a TOB trust relative to the inverse floaters (i.e., the greater the effective leverage of the inverse floaters), the more volatile the distributions on the inverse floaters will be. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

A fund may invest in recourse inverse floaters. With such an investment, the fund will be required to reimburse the liquidity provider of a TOB trust for any shortfall between the outstanding amount of any floaters and the value of the municipal bonds in the TOB trust in the event the floaters cannot be successfully remarketed, which could cause the fund to lose money in excess of its investment.

A TOB trust may be terminated without the fund’s consent upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the trust. If that happens, the floaters will be redeemed at par (plus accrued interest) out of the proceeds from the sale of securities in the TOB trust, and the fund will be entitled to the remaining proceeds, if any. Thus, if there is a decrease in the value of the securities held in the TOB trust, the fund may lose some or all of the principal amount of its investment in the inverse floaters. As noted above, in the case of recourse inverse floaters, a fund could lose money in excess of its investment.

Large Shareholder Risk: To the extent that a large number of shares of the Underlying Fund is held by a single shareholder or a group of shareholders with a common investment strategy, the Underlying Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Underlying Fund shares will require the Underlying Fund to sell securities at disadvantageous prices or otherwise disrupt the Underlying Fund’s operations.

Leverage Risk: Investments in futures contracts, forward contracts, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means a fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a fund’s exposure to an asset and may cause the fund’s net asset value to be volatile. For example, if the portfolio manager seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to a fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in a fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests, or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the use of derivative instruments providing enhanced exposure will enable a fund to achieve its investment objective.

Mortgage-Backed Securities Risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

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Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a fund’s higher yielding securities will be pre-paid with the fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a fund.

REIT and Real Estate Risk: Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Restricted Securities Risk: A fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a fund from disposing of them promptly at reasonable prices or at all. A fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Sector Risk: At times, a fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Short Sale Risk: A short sale typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, a fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.

Small and Mid-Cap Company Risk: In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell such securities at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price.

Zero Coupon Bonds Risk: Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

Comparison of Fundamental Policies

Most of the fundamental policies of the Target Fund and the Acquiring Fund are the same and are set forth in the following table. The fundamental policies may only be amended with shareholder approval.

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Target Fund	Acquiring Fund
Fundamental Policies	Fundamental Policies
The Fund may not invest more than 25% of the value of its total assets in the securities of issuers engaged in any single industry or group of industries, provided that this does not apply to U.S. government securities, repurchase agreements collateralized by U.S. government securities, municipal obligations issued by governments or political subdivisions of governments, or securities of other investment companies.	Same.
The Fund may not purchase or sell commodities, except (i) to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended, interpreted from time to time and (ii) that the Fund may purchase and sell securities issued by companies that own or invest in commodities or commodities contracts, commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts, and swaps.	Same.
The Fund may not purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, other than as may be acquired as a result of ownership of securities or other instruments, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.	Same.
The Fund may not issue senior securities as defined by the 1940 Act or borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Same.
The Fund may not underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.	Same.
The Fund may not make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.	Same.
With respect to 75% of its total assets, the Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. government securities and securities of other investment companies.
[The Fund will make monthly repurchase offers to its shareholders. The Fund will repurchase not less than 5% of its outstanding shares in any one-month period. The repurchase offer amount for the then current monthly period, plus the repurchase offer amounts for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the Fund’s outstanding shares.*]
[*	The Acquiring Fund may repurchase additional tendered shares pursuant to Rule 23c-3(b)(5) under the 1940 act only to the extent the percentage of additional shares so repurchased does not exceed 2% in any three-month period. Payment for repurchased shares will occur at least 5 business days before notification of the next repurchase offer is sent to shareholder. Generally, the time and dates by which repurchase offers must be accepted in good order are 4:00 p.m. Eastern time 14 calendar days after the notification of repurchase offer is provided to shareholders and 3 business days (and in any case no more than 14 calendar days) in advance of the repurchase pricing date. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date.]

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Performance Information

The Acquiring Fund has not commenced operations and thus has no performance history. If the Reorganization is approved, the Acquiring Fund will be the successor to the accounting and performance information of the Target Fund, whose performance information is shown below.

The accompanying bar chart and table provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year-to-year and how the Target Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance. Updated performance information is available at www.aspiriantfunds.com or by calling the Target Fund at 1-877-997-9971. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns*

*	Year-to-date total return as of March 31, 2019 was 4.89%.

Best Quarter:	2.89% March 31, 2017
Worst Quarter:	(4.27%) December 31, 2018

The table below shows how the Target Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	Since Inception (December 14, 2015)
Advisor Shares
Total Return Before Taxes	(4.90%)	1.80%
Return After Taxes on Distribution	(5.99%)	1.05%
Return After Taxes on Distributions and Sale of Fund Shares	(2.46%)	1.21%
HFRI Fund of Funds Composite Index (reflects no deduction of fees, expenses or taxes)	(3.48%)	1.30%

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Portfolio Turnover

The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Target Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 29% of the average value of its portfolio. The Acquiring Fund will pay similar costs, but since the Acquiring Fund has not commenced operation, it does not yet have a portfolio turnover rate.

Purchase and Sale of Shares

This section will help you compare the purchase and sale provisions of the Target Fund with those of the Acquiring Fund.

Target Fund	Acquiring Fund

You may purchase or redeem shares of the Fund on any business day. Shares of the Fund are only available to the Adviser’s clients, charitable organizations that the Adviser’s clients wish to  designate as recipients of shares, the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law and siblings-in-law), current and former owners of the Adviser, members of the Adviser’s board, and members of the Board. There is no minimum initial or subsequent investment amount.

You may purchase the Fund’s shares at the NAV per share next computed after receipt of your purchase order in proper form by the Fund’s transfer agent or a financial intermediary. An order is in proper form if it is complete and contains all required information. The Fund may modify or waive purchase eligibility requirements at any time.

You may redeem shares of the Fund at any time. Redemption requests may be made by mail or telephone through the transfer agent or may be made through an authorized financial intermediary or mutual fund marketplace. Your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in proper form. The value of the shares redeemed may be more or less than their original cost, depending on changes in a Fund’s NAV per share.

The Fund engages in a continuous offering of its shares. Shares of the Fund are only available to the Adviser’s clients, charitable organizations that the Adviser’s clients wish to designate as recipients of shares, the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law and siblings-in-law), current and former owners of the Adviser, members of the Adviser’s board, and members of the Fund’s Board of Trustees.

You may purchase the Fund’s shares at the NAV per share next computed after receipt of your purchase order in proper form by the Fund’s transfer agent or a financial intermediary. An order is in proper form if it is complete and contains all required information. The price per share will fluctuate depending on the Fund’s NAV per share.

There is no minimum initial or subsequent investment amount. The Fund may modify or waive purchase eligibility requirements at any time.

As an interval fund, the Fund provides liquidity to shareholders by conducting periodic repurchase offers. [The Fund has received exemptive relief from the SEC that permits the Fund to make monthly repurchase offers of no less than 5% of the Fund’s outstanding shares at NAV.] Written notification of each monthly repurchase offer will be sent to shareholders at least 7 calendar days before the repurchase request deadline (i.e., the date by which shareholders must tender their shares in response to a repurchase offer).

The Fund’s shares are not listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for the Fund’s shares. Accordingly, you may not be able to sell Fund’s shares when and/or in the amount that you desire. Thus, the Fund’s shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.

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Tax Information

The following information applies to both Funds:

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

The following information applies to both Funds:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Shareholder Information

Appendix B to this Proxy Statement contains information about the Acquiring Fund relating to valuing shares, purchasing shares, periodic offers to repurchase shares, distribution of shares, dividends and distributions, and tax information.

KEY INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

At the Special Meeting, shareholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring Fund.  Shareholders of the Target Fund will receive shares of the Acquiring Fund. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization.  If the Plan is approved by the shareholders of the Target Fund and the Reorganization is completed, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of shares of the Acquiring Fund equal in aggregate value to the aggregate value of the Target Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities.  Immediately thereafter, the Target Fund will liquidate and distribute the shares of the Acquiring Fund it received in exchange for the Target Fund’s assets to Target Fund shareholders in proportion to the relative net asset value of their holdings of the Target Fund’s shares by instructing the Acquiring Fund’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts.  The expenses associated with the Reorganization will not be borne by the Target Fund or the Acquiring Fund.  Certificates evidencing Acquiring Fund shares will not be issued to the Target Fund’s shareholders.

The holding period for the Target Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization. Upon completion of the Reorganization, each shareholder of the Target Fund will own a number of shares of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the Target Fund at the time of the exchange.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on April 1, 2020, or such other date agreed to by the Target Fund and Acquiring Fund.

Aspiriant have agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement, as well as the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. Total costs relating to the Reorganization are estimated to be approximately $_______.

The Plan with respect to the Reorganization of the Target Fund may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized offers of the Target Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval.  In addition, the Plan may be terminated at any time prior to the Closing by the Boards of Trustees of the Trust or the Acquiring Fund if, among other reasons, either determines that the Reorganization is not in the best interest of its shareholders.

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Board’s Considerations Relating to the Reorganization

At a special meeting held on September 26, 2019, Aspiriant, the Target Fund’s investment adviser, recommended that the Board approve the Reorganization. At that meeting and prior meetings, Aspiriant provided background materials, analyses and other information to the Board regarding, among other things, the considerations set forth below and responded to questions raised by the Board. The Board considered the implications of the differences between investing in an open-end fund and an interval fund to the Target Fund’s shareholders. The Board also considered the differences in the fees and expenses of the Funds and the reasons for the differences. After careful consideration, in consultation with independent legal counsel, the Board determined that the Reorganization would be in the best interests of the Target Fund and its shareholders and that the interests of the shareholders would not be diluted as a result of the Reorganization. The Board unanimously approved the Plan and recommends that the shareholders of the Target Fund vote in favor of the Reorganization by approving the Plan.

In approving the Reorganization, the Trustees specifically considered, among other things:

●	Aspiriant’s belief that shareholders of the Target Fund would benefit from the opportunity to pursue a substantially similar investment strategy by investing in a fund that uses an interval fund structure, rather than a traditional open-end fund structure, as is currently utilized by the Target Fund, thus enabling the portfolio managers to better capitalize on investment opportunities, including through greater use of less liquid investments;

●	the differences between an open-fund and an interval fund with respect to the Target Fund’s shareholders;

●	the terms of the Reorganization, including the anticipated tax-free nature of the transaction for the Target Fund and its shareholders;

●	that the investment objective of the Target Fund and the Acquiring Fund is the same and their principal investment strategies are substantially similar;

●	that the portfolio managers of the Target Fund will be the portfolio managers of the Acquiring Fund;

●

that although the advisory fee for the Acquiring Fund is 25 basis points higher than the advisory fee for the Target Fund, Aspiriant has agreed to limit, through at least July 31, 2021, the Acquiring Fund’s advisory fee to the same level as the Target Fund’s advisory fee;

●	that the net total annual operating expenses are expected to be higher than those of the Target Fund;

●	that the Reorganization would not result in the dilution of shareholders’ interests;

●	that the Target Fund and Acquiring Fund will not bear the costs of the Reorganization; and

●	that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization;

●	that the Reorganization will be submitted to the shareholders of the Target Fund for their approval.

Based on all of the foregoing, the Board, including those members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously recommends that shareholders of the Target Fund approve the Plan and the transactions it contemplates.

Tax Status of the Reorganization

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the Closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion of counsel substantially to the effect that for federal income tax purposes:

(i)	the acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii)	no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

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(iii)	no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares to shareholders of the Target Fund in complete liquidation pursuant to Section 361(c)(1) of the Code;

(iv)	no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(v)	the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the exchange, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the exchange pursuant to Section 362(b) of the Code;

(vi)	the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code other than assets with respect to which gain or loss is required to be recognized;

(vii)	no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares for the Acquiring Fund Shares pursuant to Section 354(a) of the Code;

(viii)	the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(ix)	the holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

(x)	the taxable year of the Target Fund will not end as a result of the Reorganization and the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

In rendering each opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of the Trust, the Target Fund, and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the IRS in connection with the Reorganization.  An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although the Trust is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

Capital Loss Carryforwards

Net capital losses recognized in taxable years may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred. By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Target Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use the capital loss carryforwards of the Target Fund.

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Capitalization

The following table shows, as of February 28, 2019, the capitalization of the Target Fund and the pro forma combined capitalization of the Acquiring Fund, giving effect to the Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund	$1,239,785,883	$10.24	121,124,574
Acquiring Fund (pro forma)	$1,239,785,883	$10.24	121,124,574

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Board of Trustees

The Funds’ Board of Trustees has overall responsibility for the general management and oversight of the Funds, including supervising the duties and performance of the Adviser. The day to day operation and management of the Funds is delegated to the Funds’ officers, the Adviser, and other service providers.

Investment Adviser

The Target Fund and the Acquiring Fund have the same investment adviser and portfolio managers. The Adviser is located at 11100 Santa Monica Blvd., Suite 600, Los Angeles, CA 90025. Aspiriant is owned by its key employees and has [--] equity partners. The Adviser provides state-of-the-art, global investment solutions across every asset class, as well as unparalleled depth and sophistication in addressing the most complex aspects of wealth management. As of [---], the Adviser had approximately $[--] billion in assets under management.

The Adviser manages and supervises the investment of the Funds’ assets on a discretionary basis. The Board oversees the Adviser and establishes policies that the Adviser must follow in its management activities. The Acquiring Fund’s annual shareholder report dated [March 31, 2021] will provide information regarding the basis for the Board’s approval of the Acquiring Fund’s investment advisory agreement. For the advisory services it provides pursuant to the advisory agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.[35]% of the Acquiring Fund’s average daily net assets. The Adviser has contractually agreed to waive its advisory fee from 0.[35]% to 0.[10]% through at least July 31, 2021 so that it is the same as the Target Fund's advisory fee for that period. This arrangement may be terminated only by the Board. The Adviser may be deemed to have an interest in the Reorganization because it will serve as investment adviser to the Acquiring Fund and will have a higher contractual investment advisory fee with the Acquiring Fund than it does with the Target Fund.

The Adviser may recommend to the Board that a sub-adviser be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised. [The Fund is seeking exemptive relief from the SEC that would permit the Adviser, subject to Board approval but without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser, either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund’s advisory arrangements would be communicated to shareholders in writing. There can be no assurance that the Fund will receive exemptive relief from the SEC.]

Portfolio Managers

John Allen, CFA, is Chief Investment Officer (“CIO”) at the Adviser. Mr. Allen joined the Adviser as CIO in 2014. Prior to joining the Adviser he was a senior member of the client service team at Grantham, Mayo, Van Otterloo (“GMO”) from 2009 to 2014. Prior to joining GMO, Mr. Allen was Head of Investments at a large family office. He began working in the financial services industry in the investment banking department at Donaldson, Lufkin & Jenrette and business consulting practice of Stern Stewart & Company.

Marc Castellani, CFA, CAIA, CIMA, is Managing Director of Investment Strategy & Research at the Adviser. Mr. Castellani joined the Adviser in 2015. Prior to joining the Adviser, he worked at J.P. Morgan Private Bank in Los Angeles from 2012 to 2015. Prior to joining J.P. Morgan Private Bank, he worked at U.S. Trust from 2010 to 2012. Previously, Mr. Castellani worked in Merger and Acquisitions of J.P. Morgan and Banc of America Securities. He began his career in the financial services industry as an Associate in the corporate finance advisory practice of Stern Stewart & Company.

David Grecsek, CFA, is Managing Director of Investment Strategy & Research at the Adviser. Mr. Grecsek joined the Adviser in 2010. Prior to joining the Adviser, he was Head of Investment Research at Deloitte’s Investment Consulting Services. Previously, Mr. Grecsek worked in various investment research and risk management roles at Merrill Lynch & Co.

Information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of securities can be found in the SAI.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

General. Aspiriant Trust is a Delaware statutory trust governed by its own Agreement and Declaration of Trust, By-Laws, and a Board of Trustees. The Acquiring Fund is a Delaware statutory trust governed by its own Agreement and Declaration of Trust, By-Laws, and a Board of Trustees. The operations of Aspiriant Trust and the Acquiring Fund are also governed by applicable state and federal law.

Trustees and Officers. The trustees and officers of Aspirant Trust (of which the Target Fund is a series) are the same as those of the Acquiring Fund. The following individuals comprise the Board of Trustees – Michael D. LeRoy (independent trustee), Robert D. Taylor (independent trustee), and Robert M. Wagman (interested trustee).

Independent Registered Public Accounting Firm. Deloitte & Touche LLP is the independent registered public accounting firm for both the Target Fund and the Acquiring Fund.

Other Service Providers. UMB Fund Services, Inc. serves as the administrator and transfer agent for the Target Fund and the Acquiring Fund. JP Morgan Chase Bank, N.A. serves as the fund accountant and custodian for both Funds. UMB Distribution Services, LLC serves as principal underwriter of both Funds.

Shares. Aspiriant Trust is authorized to issue an unlimited number of shares of beneficial interest, with or without par value, of the Target Fund. Shareholders have no preemptive rights. Similarly, the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund, with or without par value. Shareholders have no preemptive rights.

Voting Rights. On each matter submitted to a vote of shareholders of the Target Fund and Acquiring Fund, each shareholder is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share.

Shareholder Meetings. Neither Aspiriant Trust nor the Acquiring Fund is required to have annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Agreement and Declaration of Trust and By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Shareholder Liability. Both Aspiriant Trust’s and the Acquiring Fund’s trust instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of either respective entity or any of its respective series and provide indemnification for all losses and expenses of any shareholder held personally liable, solely by reason of being or having been a shareholder, for the obligations of the Target Fund or the Acquiring Fund, respectively. Under Delaware law, shareholders of Aspiriant Trust and of the Acquiring Fund have the same limitation of personal liability as is extended to shareholders of a Delaware corporation.

Trustee Liability. Both Aspiriant Trust and the Acquiring Fund indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that neither provides indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Funds. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General. Aspiriant Trust has retained ____________, a professional proxy solicitation firm (“Solicitor”), to assist in the solicitation of proxies, at an estimated cost of $______. All expenses in connection with the Special Meeting, including the printing, mailing, solicitation and vote tabulation and expenses, legal fees, and out-of-pocket expenses incurred in connection therewith, will be borne by Aspiriant. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures.

In situations where a telephonic proxy is solicited, the representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The representative will record the shareholder’s instructions on the proxy card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or email to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

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In addition, certain officers and representatives of Aspiriant Trust or Aspiriant, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, emails, fax, or other communication.

As of __________, 20__ (the “Record Date”), the Target Fund had _____________ shares outstanding. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof.

Other Matters to Come Before the Special Meeting. The Board of Trustees of Aspiriant Trust is not aware of any matters that will be presented at the Special Meeting other than that set forth in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

Quorum. One-third of the Target Fund’s outstanding shares constitutes a quorum for the transaction of business. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Voting. Approval of the proposal requires the affirmative “vote of a majority of the outstanding voting securities”, as such phrase is defined in the 1940 Act. Assuming a quorum is present, the “vote of a majority of the outstanding voting securities” means the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities. Approval of a proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Reorganization requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.

All properly executed and unrevoked proxies received in time for the Special Meeting and any adjournments or postponements thereof will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the proposal. In addition, if other matters are properly presented for voting at the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Special Meeting in person. Shareholders have three options for submitting their votes: (1) online, (2) by phone, or (3) by mail. We encourage you to vote online or by phone. It is convenient and it saves significant postage and processing costs. In addition, when you vote online or by phone prior to the date of the Special Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. If you plan to attend the Special Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether online, phone or mail, will be superseded by the vote that you cast at the Special Meeting.

At any time before it has been voted at the Special Meeting, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of Aspiriant Trust; (ii) by properly executing a later-dated proxy (by the methods of voting described above); or (iii) by attending the Special Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

In tallying votes, all proxies voted, including abstentions, will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Assuming the presence of a quorum, abstentions will have the effect of being counted as votes against the proposal.

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Shareholders Sharing the Same Address. Only one copy of this Proxy Statement will be delivered to shareholders of the Target Fund who reside at the same address, unless the Target Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Target Fund at P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 or call 877-997-9971. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should also contact the Fund.

Share Ownership. A principal holder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the fund or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of the date of this Proxy Statement, no shares of the Acquiring Fund have been issued. As of ________, 20__, the name, address and percentage of ownership of each person that owned of record or beneficially 5% or more of the outstanding shares of the Target Fund were as follows:

[5% Shareholder Table]

As of _________, 20__, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of the Target Fund.

INFORMATION FILED WITH THE SEC

The Target Fund and the Acquiring Fund are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

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FINANCIAL HIGHLIGHTS

If the Reorganization is approved, the Acquiring Fund will assume the accounting and performance history of the Target Fund. The financial highlights table is intended to help you understand the Target Fund’s financial performance for the periods indicated. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Target Fund’s financial statements and financial highlights, which have been audited by Deloitte & Touche LLP, whose report, along with the Target Fund’s financial statements and financial highlights, is included in the Target Fund’s annual report, which is available upon request.

ASPIRIANT DEFENSIVE ALLOCATION FUND

Per share income and capital changes for a share outstanding throughout each period.

	Six Months Ended August 31, 2019 (Unaudited)		Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2017		Period Ended February 29, 2016*
Net asset value, beginning of period	$10.24		$10.82	$10.29	$9.77		$10.00

Income from Investment Operations:
Net investment income	0.04		0.21	0.15	0.11		0.00	(1)
Net realized and unrealized gain (loss) on investments	0.15		(0.39)	0.61	0.53		(0.23)
Total from investment operations	0.19		(0.18)	0.76	0.64		(0.23)

Less Distributions:
From net investment income	—		(0.22)	(0.16)	(0.12)		—
From net realized gain	—		(0.18)	(0.07)	(0.00	)(1)	—
Total distributions	—		(0.40)	(0.23)	(0.12)		—

Net asset value, end of period	$10.43		$10.24	$10.82	$10.29		$9.77

Total return	1.86	%(2)	(1.46)%	7.44%	6.54%		(2.30	)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,329,119		$1,239,786	$1,123,832	$567,711		$127,729
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.27	%(3)	0.28%	0.30%	0.35%		0.78	%(3)
Expense waiver	(0.09	)%(3)	(0.09)%	(0.08)%	(0.07)%		(0.07	)%(3)
Total expenses after expense waiver	0.18	%(3)	0.19%	0.22%	0.28%		0.71	%(3)
Net investment income (loss)	0.74	%(3)	1.88%	1.63%	1.55%		(0.20	)%(3)
Portfolio turnover rate	8	%(2)	29%	37%	16%		0	%(2)

*	Commenced operations as of the close of business on December 14, 2015.

(1)	Rounds to less than 0.005.

(2)	Not annualized.

(3)	Annualized.

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is entered into as of this ____ day of _________ [2020], by and among (i) Aspiriant Trust, on behalf of its series Aspiriant Defensive Allocation Fund (the “Target Fund”), (ii) Aspiriant Defensive Allocation Fund (the “Acquiring Fund”), and (iii) solely for the purposes of Article 9 of this Agreement, Aspiriant, LLC (“Aspiriant”).

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Target Fund will transfer its assets to the Acquiring Fund in exchange for (a) the Acquiring Fund’s assumption of the Target Fund’s liabilities and (b) the shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute the shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the liquidation and termination of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”);

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer to the Acquiring Fund all of the Target Fund’s assets as set forth in Section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Target Fund that number of Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing the value of the Target Fund’s assets net of any liabilities, computed in the manner and as of the time and date set forth in Section 2.1, by the net asset value of one share of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.2; and (ii) to assume all of the liabilities of the Target Fund (whether or not reflected in the Closing Statement of Assets and Liabilities defined in Section 1.2.

The Target Fund will distribute the Acquiring Fund Shares received by the Target Fund pro rata to the Target Fund’s shareholders of record determined as of the Valuation Date (as defined in Section 2.1) (the “Target Fund Shareholders”). All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2. The assets of the Target Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, claims and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Fund prepared as of the effective time of the Closing (the “Closing Statement of Assets and Liabilities”) in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Target Fund’s most recent audited statement of assets and liabilities, if any.

1.3. The Target Fund will endeavor to the extent practicable to discharge all of its liabilities and obligations that are accrued prior to the Closing Date (as defined in Section 3.1). The Acquiring Fund will assume all of the Target Fund’s liabilities not so discharged (whether or not reflected on the Closing Statement of Assets and Liabilities).

1.4. Immediately after the transfer of Assets provided for in Section 1.1, the Target Fund will distribute to the Target Fund Shareholders determined as of the Valuation Date (as defined in Section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1 and will completely liquidate, dissolve and terminate. The distribution, liquidation, dissolution and termination referenced in this section will be accomplished with respect to the shares of beneficial interest of the Target Fund (“Target Fund Shares”) by the transfer of the Acquiring Fund Shares received by the Target Fund then credited to the account of the Target Fund on the books of the Acquiring Fund in the names of the Target Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct.

[1.5. All issued and outstanding Target Fund Shares, and certificates representing such shares, if any, will be cancelled simultaneously on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares, except for global share certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares.]

2.	VALUATION

2.1. With respect to the Reorganization, The value of the Assets and the liabilities of the Target Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation procedures approved by the Board of Trustees of the Acquiring Fund to the extent the valuation procedures are consistent with the valuation procedures of the Target Fund. In the event of any inconsistency, the parties shall confer and mutually agree on the valuation.

2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date using the valuation procedures referred to in Section 2.1.

3.	CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be on [April 1, 2020], or such other date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the New York Stock Exchange on the Closing Date, unless otherwise agreed to by the parties.

3.2. With respect to the Reorganization:

(a) The Target Fund shall cause its custodian to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to the custodian for the Acquiring Fund, immediately prior to the Closing Date and (b) all necessary Taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940 (“1940 Act”), shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

As used in this Agreement, “Tax” or “Taxes” means (i) any and all federal, state, local, foreign and other taxes, assessments, levies, duties, fees and other governmental or similar charges, including income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group or similar group for federal, state, local or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract (other than pursuant to a contract the principal purpose of which is not allocation of an item described in clause (i) of this definition), in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.

(b) The Target Fund shall direct its transfer agent to deliver to the Acquiring Fund at Closing a certificate of an authorized officer providing (i) the number of outstanding Target Fund Shares, (ii) the record Target Fund Shareholders’ names, and (iii) the number of outstanding Target Fund Shares each such Target Fund Shareholder owns, all as of the Closing Date. The Acquiring Fund shall direct its transfer agent to deliver to the Target Fund at or as soon as reasonably practicable after the Closing a certificate of an authorized officer evidencing the number of Acquiring Fund Shares to be credited to Target Fund Shareholders on the Closing Date. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifications, if any, receipts or other documents as such other party or its counsel may reasonable request to effect the transaction contemplated by the Agreement.

(c) In the event that immediately prior to the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the board members of either Aspiriant Trust or the Acquiring Fund, accurate appraisal of the value of the Target Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Aspiriant Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) Aspiriant Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Agreement and Declaration of Trust (“Declaration of Trust”) of Aspiriant Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of the Target Fund Shareholders, to carry out the Agreement. The Target Fund is a separate series of Aspiriant Trust duly designated in accordance with the applicable provisions of Aspiriant Trust’s Declaration of Trust. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund;

(b) Aspiriant Trust is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933 (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court, Governmental Authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and Aspiriant Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act and state securities laws. As used in this Agreement, “Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization;

(d) The execution, delivery and performance of this Agreement by the Target Fund will not result (i) in violation of Delaware law or of Aspiriant Trust’s Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, exemptive order, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

(e) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) The Target Fund is in compliance in all material respects with the investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(g) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including, without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

(h) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year, if any, have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since the last day of the Target Fund’s most recently completed fiscal year, if any, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(j)

(i) For each taxable year of its operation, if any, the Target Fund has met the requirements of Subchapter M of the Internal Revenue of 1986, as amended (the “Code”) for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Target Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code;

(ii) All federal, state, local, foreign income Tax Returns and other material Tax Returns (including, for the avoidance of doubt, dividend reporting forms, and other Tax-related reports) of the Target Fund required by law to have been filed on or before the Closing Date have been (or will be) duly and timely filed (including any extensions) and are or will be correct in all material respects, and all federal, state, local, foreign and other Taxes of the Target Fund (whether or not shown as due or required to be shown as due on said Tax Returns ) for tax periods ending on or before the Closing Date have been (or will be) duly and timely paid or provision has been (or will be) made for the payment thereof. As used in this Agreement, “Tax Return” means any return, declaration, report, claim for refund, information return or any similar filing or statement filed with any Taxing Authority (domestic, foreign or otherwise) that is related to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof;

(iii) There are no audits, examinations, investigations or other proceedings pending or threatened by any Taxing Authority in writing with respect to the Target Fund, and no waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested in writing or, to the best knowledge of the Target Fund, in any other manner with respect to the Target Fund. As used in this Agreement, “Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority;

(iv) No Taxing Authority with which the Target Fund does not file Tax Returns has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that such Target Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which the Target Fund does not file a particular Tax Return has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that the Target Fund is or may be required to file such Tax Return. No issue has been raised by any Tax Authority in any prior examination of the Target Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Target Fund has delivered a disclosure schedule to the Acquiring Fund listing (A) all jurisdictions in which the Target Fund pays Taxes and/or files Tax Returns and (B) all federal, state and franchise Tax Returns filed by, or on behalf of, the Target Fund, and each such disclosure schedule is accurate and complete;

(k) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by Aspiriant Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and local regulatory authorities and such shares will be held at the time of closing by the persons and in the amounts set forth in the records of the transfer agent of the Target Fund;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of Aspiriant Trust, on behalf of the Target Fund, and subject to the approval of Target Fund Shareholders and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(n) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(o) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(p) The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(q) The N-14 Registration Statement referred to in Section 5.3, only insofar as it relates to Aspiriant Trust and the Target Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and

(r) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Target Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon the Target Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

4.2. The Acquiring Fund represents and warrants to Aspiriant Trust and the Target Fund as follows:

(a) The Acquiring Fund is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of it properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Acquiring Fund is a registered investment company classified as a management company of the closed-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c) No consent, approval, authorization, or order of any court, Governmental Authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained at or prior to the Closing Date under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d) The execution, delivery and performance of this Agreement by the Acquiring Fund will not result (i) in violation of Delaware law or of the Acquiring Fund’s Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is party to or by which it is bound, and the execution, delivery and performance of the Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) The Acquiring Fund is, and will be at the time of Closing, a new investment company without assets (other than required seed capital held to facilitate its organization or maintain its legal existence) or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund will not have commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals;

(f) By the Closing, the Acquiring Fund’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered closed-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(g) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Acquiring Fund, and subject to the approval of Target Fund Shareholders and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(h) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Fund;

(i) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(j) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(k) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed;

(l) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(n) The N-14 Registration Statement referred to in Section 5.3, only insofar as it relates to the Acquiring Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representation and warranties in this Section shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by Aspiriant Trust on behalf of the Target Fund for use therein; and

(o) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Acquiring Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon the Acquiring Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

5.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND WITH RESPECT TO THE REORGANIZATION

5.1. The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

5.2. Aspiriant Trust will call a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquiring Fund and the Target Fund covenant to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act a registration statement on Form N-14 (the “N-14 Registration Statement”) in connection with the meeting of the Target Fund Shareholders to consider approval of this Agreement and the transactions contemplate herein. The Acquiring Fund will file the N-14 Registration Statement, including a proxy statement, with the Commission. The Target Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a proxy statement which will be part of a prospectus of the Acquiring Fund, all to be included in the N-14 Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.4. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.5. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.6. If requested by the Acquiring Fund, Aspiriant Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each Shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) copies of the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

5.7. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.8. As soon as is reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to Target Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.4 hereof.

5.9. If requested by the Acquiring Fund, Aspiriant Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.

5.10. It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

5.11. Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any federal, state or local Tax Authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

5.12. If requested by the Acquiring Fund, Aspiriant Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund, within a mutally agreed upon timeframe, copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Tax Authority and (b) legal opinions.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

With respect to the Reorganization, the obligations of Aspiriant Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Acquiring Fund shall have delivered to Aspiriant Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to Aspiriant Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date;

6.4. A prospectus of the Acquiring Fund relating to the continuous offering of Acquiring Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

6.5. The Acquiring Fund’s transfer agent shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the transfer agent.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

With respect to the Reorganization, the obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Aspiriant Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Target Fund shall have delivered to the Acquiring Fund a Closing Statement of Assets and Liabilities, certified by the Treasurer of the Target Fund;

7.3. Aspiriant Trust shall have delivered to The Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4. If requested by Acquiring Fund, Aspiriant Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Aspiriant Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (v) a statement of earnings and profits as provided in Section 5.9;

7.5. The Target Fund’s custodian shall have delivered the certificate contemplated by Section 3.2(a) of this Agreement, duly executed by an authorized officer of the custodian;

7.6. The Target Fund’s transfer agent shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the transfer agent; and

7.7. Aspiriant Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Aspiriant Trust and the Target Fund, on or before the Closing Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Fund or Aspiriant Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of Aspiriant Trust’s Declaration of Trust, Delaware law, and the 1940 Act, as applicable, which condition may not be waived by either the Target Fund or the Acquiring Fund;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to Aspiriant Trust’s or the Acquiring Fund’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement properly registering the Acquiring Fund Shares to be issued in connection with the Reorganization shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5. Aspiriant Trust and the Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP substantially to the effect that with respect to the Target Fund and the Acquiring Fund for federal income tax purposes:

(i)       the acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii)       no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(iii)        no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares to shareholders of the Target Fund in complete liquidation pursuant to Section 361(c)(1) of the Code;

(iv)       no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(v)       the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the exchange, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the exchange pursuant to Section 362(b) of the Code;

(vi)       the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code other than assets with respect to which gain or loss is required to be recognized;

(vii)       no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares for the Acquiring Fund Shares pursuant to Section 354(a) of the Code;

(viii)       the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(ix)       the holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

(x)       the taxable year of the Target Fund will not end as a result of the Reorganization and the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

No opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.5.

9.	FEES AND EXPENSES

Aspiriant will bear the expenses relating to the Reorganization, whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but shall not be limited to, costs associated with organizing the Acquiring Fund, preparation, printing and distribution of the N-14 Registration Statement for the Reorganization, legal fees, accounting fees, and expenses of soliciting Target Fund Shareholders and holding meetings of the Target Fund Shareholders (and adjournments thereof). For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing. For the avoidance of doubt, the provisions in Section 9 of this Agreement shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13. HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The headings of articles and sections contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

13.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

13.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Fund or the Acquiring Fund as provided in Aspiriant Trust’s Declaration of Trust or the Acquiring Fund’s Declaration of Trust, respectively. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

Aspiriant Trust,

on behalf of its series Aspiriant Defensive Allocation Fund

By:

Name:
Title:

Aspiriant Defensive Allocation Fund

By:

Name:
Title:

Aspiriant, LLC,

solely for the purposes of Article 9 of this Agreement

By:

Name:
Title:

APPENDIX B

SHAREHOLDER INFORMATION

This appendix contains information about the Acquiring Fund relating to valuing shares, purchasing shares, periodic offers to repurchase shares, distribution of shares, dividends and distributions, and tax information.

VALUING SHARES

The net asset value (“NAV”) of the Fund’s shares is determined once daily as of the regularly scheduled close of normal trading of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time), on each day the NYSE is open for business. The Fund calculates its NAV per share by dividing the value of its net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. The Fund’s investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board. Assets of the Fund invested in a registered open-end management investment company are valued based on the NAV of the investment company, which is calculated as described in its prospectus. The investments in private funds, such as limited partnerships, limited liability companies and exempted companies, are typically valued using NAV as reported by the private funds’ managers and their agents. Such values are calculated according to the valuation policies of the particular private fund. Investments in private funds are subject to the terms of the private funds’ offering documents. Valuations of the private funds may be subject to estimates and are net of management, performance incentive fees or allocations payable to the private funds’ managers as required by the private funds’ offering documents.

If market quotations for a security are not readily available or if the Adviser believes that market quotations do not accurately reflect fair value of a security, that security will be valued at its fair value as determined in good faith by the Adviser or through the use of a pricing service under procedures established and periodically reviewed by and under the ultimate supervision of the Board. A fair value determination may be required if, for example, (1) only a bid price or an asked price is available, (2) the spread between bid and asked prices is substantial, (3) there is a suspension or limitation of trading, or (4) events or actions affecting the market prices of portfolio securities occur after the close of the relevant market. Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may be affected by the method used for determining value. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in making fair value determinations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it is purchased or sold.

PURCHASING SHARES

Shares of the Fund are available to investment management clients of the Adviser, charitable organizations that the Adviser’s clients wish to designate as recipients of shares, the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law, and siblings-in-law), current and former owners of the Adviser, members of the Adviser’s board, and members of the Board. You may purchase the Fund’s shares at the NAV per share next computed after receipt of your purchase order in proper form by the Fund’s transfer agent or a financial intermediary. An order is in proper form if it is complete and contains all required information.

There is no minimum initial or subsequent investment amount. The Fund may waive, modify or add eligibility requirement at any time. The Fund reserves the right to reject any purchase order and may suspend the sale of shares at any time.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

To comply with the USA PATRIOT Act of 2001 and the Fund’s Anti-Money-Laundering Program, you are required to provide certain information to the Fund when you purchase shares. You must supply your full name, date of birth, Social Security number, and permanent street address (and not a post office box) on your account application. You may, however, use a post office box as your mailing address. Please call 1-877-997-9971 if you need additional assistance when completing your account application. If we cannot obtain reasonable proof of your identity, the account may be rejected and you will not be allowed to purchase additional shares for your account until the necessary information is received. The Fund reserves the right to close any account after shares are purchased if clarifying information or documentation is requested but is not received.

ACH Purchases

You may purchase additional shares of the Fund through an ACH transfer of money from your checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. Shares purchased using an ACH transfer will be issued at the NAV per share next computed after your order is received. For more information on this service, and required forms, please call 1-877-997-9971. When you pay for shares using an ACH transfer, the proceeds of a repurchase of those shares may be delayed until the ACH transfer has been converted to federal funds, a process that may take up to seven days.

Purchase by Mail

You may also purchase shares of the Fund by sending a check made payable to the Fund together with a completed account application in the case of an initial investment, to:

Regular Mail

P.O. Box 2175

Milwaukee, WI 53201-2175

Express/Overnight Mail

Aspiriant Funds

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Subsequent investments made by check should be accompanied with the investment form (which will be enclosed with the confirmations and statements sent by the Fund). You may request a copy of your statement by calling 1-877-997-9971.

The Fund does not accept payment in cash or money orders. The Fund also does not accept third-party checks, Treasury checks, cashier’s checks, official checks, teller’s checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated online bill-pay checks, or any conditional order or payment. In addition, undated checks, unsigned checks, and checks dated six months or more before their receipt by the transfer agent will be rejected. Checks for the purchase of shares of the Fund must be made payable to the Fund and be drawn on a bank located within the U.S. and payable in U.S. dollars. Always write your Fund account number on the check.

Purchase by Wire

You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Please call the transfer agent at 1-877-997-9971 for instructions.

For Initial Investment by Wire. If you are making your first investment in the Fund, before you wire funds, the transfer agent must have received your completed account application. You can mail or overnight-deliver your account application to the transfer agent. Upon receipt of your account application, the transfer agent will establish an account for you. The wire from your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

For Subsequent Investments by Wire. Before sending your wire, please call the transfer agent at 1-877-997-9971 to ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received before the close of the NYSE, normally 4:00 p.m. Eastern time, to be eligible for same-day pricing. The Fund and its agents are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wire instructions or errors in those instructions.

Purchase Through an Authorized Securities Dealer

You may purchase shares of the Fund through any securities dealer that has been authorized by the Fund to make shares available. Authorized securities dealers may be authorized by the Fund to designate other intermediaries to receive purchase and repurchase orders. An order to purchase shares is deemed received by the Fund when the authorized securities dealer (or, if applicable, its authorized designee) receives the order in such form as meets requirements established by the particular securities dealer, and shares will be issued at the NAV per share next determined after receipt of your order.

Your securities dealer, or another financial organization may establish policies that differ from those of the Fund. For example, the organization may impose higher minimum investment requirements than are imposed by the Fund or may charge you a transaction fee or other fees, which may not be imposed by the Fund, in connection with purchases and repurchase of the Fund’s shares.

Canceled or Failed Payments

The Fund accepts checks and ACH transfers for the purchase of shares at full value, subject to collection. If you pay for shares with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any resulting losses or expenses incurred by the Fund or the transfer agent and the Fund may repurchase shares you own in the account to effect reimbursement. The Fund and its agents have the right to reject or cancel any purchase order because of nonpayment. In addition to any losses, you will be charged a $25 insufficient funds fee.

Frequent Trading Policy

The Fund is intended to serve as investment vehicles for long-term investors. Frequent trading or market timing, which the Fund generally defines as repurchasing shares within 90 days of their purchase, can disrupt the Fund’s investment program and create additional transaction costs that all remaining shareholders bear. Therefore, the Fund believes that it is not in its shareholders’ interests to accommodate frequent trading and have adopted policies and procedures designed to deter this practice.

The Fund may reject any purchase order that it regards as disruptive to efficient portfolio management. Investors whom the Fund identifies as engaging in abusive trading practices will be notified of the Fund’s adverse view of market timing and the Fund may terminate these relationships. In making such judgments, the Fund seeks to act in a manner it believes to be consistent with shareholders’ best interests. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

It is important to recognize that, because of the complexity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. The Fund has entered into agreements with financial intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Fund relies on financial intermediaries (other than the transfer agent) and information provided by financial intermediaries to monitor trades of shareholders whose shares are held in group or omnibus accounts by the financial intermediaries. The Fund will generally rely on the financial intermediaries to impose a repurchase fee where applicable and to prohibit or bring to the attention of the Fund transactions that may be abusive. The Fund reserves the right to reject any order placed from an omnibus account, and, if it deems it appropriate because of a financial intermediary’s failure to comply with its responsibilities, the Fund may terminate the right of the financial intermediary to maintain an omnibus account.

PERIODIC OFFERS BY THE FUND TO REPURCHASE SHARES

Repurchase Offers

As an interval fund, the Fund provides liquidity to shareholders by conducting periodic repurchase offers. [The Fund has received exemptive relief from the SEC that permits the Fund to make monthly repurchase offers of no less than 5% of the Fund’s shares outstanding at NAV and has adopted a fundamental investment policy to make such repurchase offers as described below.

As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to request the repurchase of their shares on a monthly basis. The Fund is required to offer to repurchase not less than 5% of its shares outstanding with each repurchase offer. In addition, the repurchase offer amount for the then current monthly period, plus the repurchase offer amounts for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the Fund’s outstanding shares.

Generally, 14 days (and in any case at least 7 and no more than 14 calendar days) prior to the Repurchase Request Deadline (as defined below), the Fund will send notice to each shareholder setting forth (i) the number of shares the Fund will repurchase; (ii) the Repurchase Request Deadline and other terms of the offer to repurchase; and (iii) the procedures for shareholders to follow to request a repurchase.

The time and dates by which repurchase requests must be received in good order (“Repurchase Request Deadline”) will generally be 4:00 p.m. Eastern time 14 days after the notification of repurchase offer is provided to shareholders and 3 business days (and in any case no more than 14 days) in advance of the repurchase pricing date. Shareholders and financial intermediaries must submit repurchase requests in good order by the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate shares until a subsequent repurchase offer.

The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which generally will be the last business day of each month. The value of the shares repurchased may be more or less than their original cost depending on changes in the Fund’s NAV per share.

The Fund normally makes payment for all shares repurchased as soon as practicable, generally within two business days but no later than seven days after the repurchase pricing date (“Repurchase Payment Deadline”) and, in every case, at least five business days before sending notification of the next monthly repurchase offer. If you purchase shares by check or ACH and submit shortly thereafter a repurchase request, the repurchase proceeds will not be transmitted to you until your purchase check or ACH transfer has cleared. This process may take up to seven days. Shareholders who repurchase shares held in an IRA must indicate on their repurchase request whether federal income taxes or any applicable state taxes should be withheld. If not, this type of repurchase can be subject to federal income tax withholding and, possibly, state taxes. The Fund may suspend the right of repurchase or postpone payment of repurchase proceeds under unusual circumstances, as permitted by the 1940 Act or by the SEC. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling toll-free 1-877-997-9971.

The Fund normally expects to use cash or cash equivalents to fund repurchase requests. [The Fund generally pays repurchase proceeds in cash, however, under certain circumstances (e.g., when making a charitable contribution), the Fund may pay all or part of your repurchase proceeds in liquid securities with a market value equal to the repurchase price (repurchase in kind). If your shares are repurchased in kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any repurchase. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.]

If more shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of shares to be repurchased by up to 2% of the Fund’s shares outstanding per three-month period, subject to the 25% limitation on the repurchase of the Fund’s outstanding shares during any three-month period. If there are still more shares tendered than are offered for repurchase, shares will be repurchased on a pro-rata basis. However, the Fund may determine to alter the pro-rata allocation and the Fund may accept all shares tendered by persons with account value of less than $25,000 in the Fund and who tender all of their shares, before prorating shares tendered by others.

Because of the foregoing, shareholders may be unable to liquidate all, or a given percentage, of their shares and some shareholders may tender more shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw shares tendered for repurchase at any time prior to the Repurchase Request Deadline.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund’s portfolio to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund’s portfolio through repurchases without offsetting new sales, may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may sell portfolio securities to meet repurchase obligations, which may reduce the Fund’s value if portfolio securities are liquidated at less than their current fair market value.

The repurchase of shares by the Fund will generally be a taxable event to the Fund’s shareholders, and may be a taxable event to those shareholders that do not participate in the repurchase. See “Tax Information” for a general summary of U.S. federal income tax considerations for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences of investing in the Fund and participating in the Fund’s repurchase offer program.

Shares of the Fund may be repurchased by using one of the procedures described below. For additional information regarding repurchase procedures, you may call 1-877-997-9971 or contact your securities dealer. You may repurchase shares by mailing a written request, completed in the manner described in, and on the appropriate forms included with, the notification of repurchase offer, to:

Regular Mail

P.O. Box 2175

Milwaukee, WI 53201-2175

Express/Overnight Mail

Aspiriant Funds

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

The proceeds of a written repurchase request are normally paid by check made payable to the shareholders. You may request that repurchase proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which repurchase proceeds may be wired. A $20 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. Depending on how quickly you wish to receive payment, you can request that payment be made by ACH transfer, without charges, if you have established this repurchase option.

Medallion Signature Guarantees

The transfer agent has adopted standards and procedures pursuant to which medallion signature guarantees in proper form are generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. A medallion signature guarantee of each owner is required to repurchase shares in the following situations:

●	If ownership changes on your account.
●	When repurchase proceeds are sent to any person, address, or bank account not on record.
●	When establishing or modifying certain services on an account.
●	If the transfer agent received a change of address within the past 15 days.
●	For all repurchases in excess of $50,000 from any shareholder account.

The transfer agent may also require a medallion signature guarantee in other instances it deems appropriate. If you have any questions about medallion signature guarantees, please call 1-877-997-9971.

Repurchases Through an Authorized Securities Dealer

If you hold shares through a securities dealer, you may place your repurchase request through that organization. Written instructions with respect to your tender of shares in a repurchase offer must be completed in the manner described in, and on the appropriate forms included with, the notification of repurchase offer. Shares will be repurchased at the NAV per share computed on the repurchase pricing date after the repurchase request is received in good order by the intermediary. Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing a repurchase of shares.

Repurchase of Small Accounts

To reduce Fund expenses, the Fund reserves the right to repurchase (subject to the repurchase offer procedures described above) at its option, upon not less than 30 days written notice, the account of any shareholder that has a value of less than $25,000 in the Fund as a result of one or more repurchases if the shareholder does not purchase additional shares to increase the account value to at least $25,000 in the Fund during the notice period.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (ii) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

From the time that the notification is sent to shareholders until the Repurchase Payment Deadline, the Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (ii) that mature by the Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph.

The Fund intends to finance repurchase offers with cash on hand or the liquidation of portfolio securities. In turn, this could diminish the Fund’s NAV.

DISTRIBUTION OF FUND SHARES

UMB Distribution Services, LLC, located at 235 West Galena St., Milwaukee, WI 53212, serves as the Fund’s principal underwriter. Shares of the Fund are distributed on a continuous basis at their current NAV per share, without imposition of any front-end or contingent deferred sales charge, by the principal underwriter. The principal underwriter may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares. The principal underwriter is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the principal underwriter will not act as a market maker in Fund shares.

From its own assets, the Adviser may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser. Furthermore, the Adviser may pay fees from its own assets to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries (i) for providing distribution-related or shareholder services, (ii) to compensate them for marketing expenses they incur, or (iii) to pay for the opportunity to have them distribute the Fund. The amount of these payments is determined by the Adviser and may differ among financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers and may allow the Fund greater access to such financial intermediaries and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gain distributions, if any, are paid at least once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares, or (2) receive all distributions in cash. Additionally, a Fund reports details of distribution related transactions on quarterly account statements. A Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax.

TAX INFORMATION

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to regulated investment companies, such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to qualify for treatment as a regulated investment company for federal tax purposes, and the Fund, therefore, does not expect to be subject to federal income tax on their taxable income and gains that the Fund distributes to shareholders. The Fund intends to distribute its net investment income and net realized capital gains, if any, so that it will not be subject to a federal excise tax on certain undistributed amounts.

The Fund’s dividends and capital gains distributions are taxable to most investors (unless your investment is an unleveraged investment made in an IRA or other tax-advantaged account). The tax status of any dividend or distribution is generally the same regardless of how long you have been an investor in the Fund and regardless of whether you reinvest your dividends and distributions or take them as cash. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions reported by the Fund as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets).

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be treated as if you received it in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareholders. When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

The Fund (or their administrative agent) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use the FIFO (first in, first out) method as the default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of the Fund’s shares may not be changed after the settlement date of each such sale of the Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

U.S. individuals, estates and trusts with adjusted gross income exceeding $200,000 ($250,000 if married and filing jointly) subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If you invest in the Fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash. This is known as “buying a dividend” and should be avoided by taxable investors.

If you hold shares in a taxable account, each year you will be sent information regarding the tax status of any dividends and other distributions you receive from the Fund.

Federal law requires the Fund to withhold (as “backup withholding”) on dividends (including exempt-interest dividends) and other distributions, sale proceeds and any other payments that are subject to backup withholding paid to shareholders who fail to provide a Social Security number or taxpayer identification number or fail to make certifications required by the IRS. The backup withholding rate is 24%. Foreign shareholders may be subject to special withholding requirements.

The above discussion provides very general information only, and tax laws are subject to change. You should consult your tax professional about foreign, federal, state and local tax consequences associated with your investment in the Fund. More information about taxes is available in the SAI.

STATEMENT OF ADDITIONAL INFORMATION

_________________, 2020

FOR THE REORGANIZATION OF

Aspiriant Defensive Allocation Fund,

a series of Aspiriant Trust

1-877-997-9971

www.aspiriantfunds.com

INTO

Aspiriant Defensive Allocation Fund

1-877-997-9971

www.aspiriantfunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Combined Proxy Statement/Prospectus dated ___________, 2020 (the “Prospectus”) relating to the shares of the Aspiriant Defensive Allocation Fund (the “Acquiring Fund” or the “Fund”), a newly created closed-end fund that will operate as an interval fund, to be issued in exchange for shares of the Aspiriant Defensive Allocation Fund (the “Target Fund” or “Predecessor Fund”), a series of Aspiriant Trust, as described in the Prospectus. Aspiriant, LLC (the “Adviser”) serves as the investment adviser to both the Acquiring Fund and the Target Fund.

The following Target Fund documents have been filed with the Securities and Exchange Commission and are incorporated by reference into this SAI (which means these documents are considered legally to be part of this SAI):

●	Statement of Additional Information of the Target Fund dated July 1, 2019, as supplemented;

●	Semi-Annual Report to Shareholders of the Target Fund dated August 31, 2019, containing unaudited financial statements; and

●	Annual Report to Shareholders of the Target Fund dated February 28, 2019, containing audited financial statements.

These documents, as well as the Prospectus, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to Aspiriant Trust, by calling 1-877-997-9971, and on the Target Fund’s website at www.aspiriantfunds.com.

The Acquiring Fund will commence operations upon the completion of the reorganization and will continue the operations of the Target Fund. For this reason, financial statements for the Acquiring Fund have not been included. The Target Fund will be the accounting and performance survivor and the Target Fund’s accounting and performance information will carry over to the Acquiring Fund.

TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES	1
FUNDAMENTAL POLICIES	34
MANAGEMENT OF THE FUND	35
CODES OF ETHICS	40
INVESTMENT ADVISER	40
PORTFOLIO MANAGERS	41
PRINCIPAL UNDERWRITER AND OTHER SERVICE PROVIDERS	42
DETERMINATION OF NET ASSET VALUE	43
PORTFOLIO HOLDINGS INFORMATION	44
TAX INFORMATION	45
PORTFOLIO TRANSACTIONS AND BROKERAGE	56
PORTFOLIO TURNOVER	57
PROXY VOTING PROCEDURES	57
FUND HISTORY AND GENERAL INFORMATION	57
PERFORMANCE	58
PRINCIPAL HOLDERS	58
FINANCIAL STATEMENTS	59
APPENDIX A	A-1

7

INVESTMENT POLICIES AND PRACTICES

The information below supplements the principal investment strategies and associated risks of the Fund as described in the Prospectus and provides information about other investment strategies that may be used by the Fund. As used in this section, the term “Fund” includes the underlying funds in which the Fund invests.

American Depositary Receipts (“ADRs”)

The Fund may invest in ADRs, which are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. In a “sponsored” ADR, the foreign issuer typically bears certain expenses of maintaining the ADR facility. “Unsponsored” ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shortens the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, the general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. The Fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. The Fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as the Fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities have been, and may continue to be, subject to greater liquidity risks because of the deterioration of worldwide economic and liquidity conditions that became acute in 2008. In addition, government actions and proposals that affect the terms of underlying home and consumer loans, thereby changing demand for products financed by those loans, as well as the inability of borrowers to refinance existing loans, have had and may continue to have a negative effect on the valuation and liquidity of asset-backed securities.

Asset Coverage Requirements

To the extent required by the Securities and Exchange Commission (“SEC”) guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Fund, futures contracts and options on futures contracts, swaps and when issued and delayed delivery transactions. Assets used as offsetting positions, designated on the Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet repurchase requests or other current obligations.

In the case of futures contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Convertible Securities

The Fund may purchase convertible securities. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an “investment value,” which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes are based on prevailing interest rates and other factors. They also have a “conversion value,” which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value because of the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security’s price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered, because prices change, and, as a result, the ability to achieve capital appreciation through conversion may never occur.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk of loss should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invest. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Corporate Debt and Other Obligations

The Fund may invest in corporate debt securities, variable and floating rate debt securities and corporate commercial paper in the rating categories described above. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates.

The Fund may invest in corporate debt securities with contractual call provisions that permit the seller of the security to repurchase the security at a pre-determined price. The market price typically reflects the presence of a call provision.

The Fund may invest in structured debentures and structured notes. These are hybrid instruments with characteristics of both bonds and swap agreements. Like a bond, these securities make regular coupon payments and generally have fixed principal amounts. However, the coupon payments are typically tied to a swap agreement that can be affected by changes in a variety of factors such as exchange rates, the shape of the yield curve and foreign interest rates. Because of these factors, structured debentures and structured notes can display price behavior that is more volatile than and often not correlated to other fixed-income securities.

The Fund may also invest in inverse floaters and tiered index bonds. An inverse floater is a type of derivative that bears a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate of the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Tiered index bonds are also a type of derivative instrument. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate on the tiered index bond will decrease. In general, the interest rates on tiered index bonds and inverse floaters move in the opposite direction of prevailing interest rates. The market for inverse floaters and tiered index bonds is relatively new. These corporate debt obligations may have characteristics similar to those of mortgage-related securities, but corporate debt obligations, unlike mortgage-related securities, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment.

The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes or other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, which are in the Adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest. These criteria are described in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Cyber Security

Investment companies, such as the Fund, and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, sub- advisers, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate their net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such portfolio companies to lose value.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” the Fund may use derivative instruments as described below. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), to manage the effective duration of the Fund’s portfolio, or for other purposes related to the management of the Fund. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

The Fund will not make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of its net assets. The Fund will invest in these instruments only in markets believed by the Adviser to be active and sufficiently liquid.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the Commodity Futures Trading Commission (“CFTC”), various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. As discussed above under “Asset Coverage Requirements,” in order to engage in certain transactions in derivatives, the Fund may be required to hold offsetting positions or to hold cash or liquid securities in a segregated account or designated on the Fund’s books. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Fund can use are described below. There is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Options Transactions

Options on Interest Rates and Indices. The Fund may purchase put and call options on interest rates and on bond or equity indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Expiration or Exercise of Options. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Futures

The Fund may engage in futures transactions. The Fund may buy and sell futures contracts that relate to (1) interest rates, (2) debt securities, and (3) bond or equity indices. The Fund may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. The Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

The Fund may also purchase or write put and call options on the futures contracts in which it invests and may write straddles, which consist of a call and put option on the same futures contract. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

When writing a call option, the Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

When writing a put option, the Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

When the Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. The Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it.

Swap Transactions

The Fund may enter into interest rate, total return, and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain securities, reference rates, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount (e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index). The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by the Adviser for any accrued but unpaid net amounts owed to a swap counterparty. See “Asset Coverage Requirements” above.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks Associated with Swap Transactions.”

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar involves selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser are incorrect in their forecasts of default risks, market spreads or other applicable factors the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Limitations on the Use of CFTC-Regulated Futures, Options on Futures, and Swaps

The Fund will limit its direct investments in CFTC-regulated futures, options on futures and swaps (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

•	Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

•	Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to the Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may invest in CFTC Derivatives.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations, as well as specific risks pertaining to certain types of derivative instruments, as described below.

(1)	Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2)	Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into derivatives transactions only with counterparties that its portfolio manager reasonably believes are capable of performing under the contract.

(3)	Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4)	Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5)	Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6)	Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7)	Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8)	Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; and new rules for derivatives trading. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

Equity Securities

Equity securities include common and preferred stock, convertible securities, and warrants. Common stock represents an equity or ownership interest in a company. Although this interest often gives the Fund the right to vote on measures affecting the company’s organization and operations, the Fund does not intend to exercise control over the management of companies in which it invests. Common stocks have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Fixed-Income Securities

The Fund may invest in fixed-income securities. Fixed-income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed-income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed, floating, or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Fixed-income securities are subject to credit risk, market risk, and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest or dividend payments. The Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may be forced to replace the called security with a lower yielding security.

Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed-income security or the issuer of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s NAV.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for the Fund that invests in fixed-income securities. Fluctuations in the value of the Fund’s investments in fixed-income securities will cause the NAV of each class of the Fund to fluctuate also.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. In general, the value of a fixed-income security with positive duration will generally decline if interest rates increase, whereas the value of a security with negative duration will generally decline if interest rates decrease. If interest rates rise by one percentage point, the share price of the Fund representing a portfolio of debt securities with an average duration of five years would be expected to decline by approximately 5%. If rates decrease by a percentage point, the share price of the Fund representing a portfolio of debt securities with an average duration of five years would be expected to rise by approximately 5%. The greater the duration of a bond (whether positive or negative), the greater its percentage price volatility. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

Foreign Securities

The Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such securities are referred to as “foreign securities.”

Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund’s portfolio securities are held abroad, the countries in which they may be held and the sub-custodians or depositories holding them must be approved by the Board to the extent that approval is required under applicable rules of the SEC.

Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Inflation-Indexed Securities

Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon payment.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Inflation—a general rise in prices of goods and services—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has generally occurred during the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of the Fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (e.g., changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that the Fund receives from inflation-indexed securities are included in the fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, if the Fund holds these securities, it distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for the Fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

Investment Companies and Other Pooled Investment Vehicles

The Fund invests in other investment companies, such as mutual funds, closed-end funds, and exchange-traded funds, and in other pooled investment vehicles such as private funds. Unless an exemption applies, Section 12(d)(1) of the Investment Company Act of 1940 (“1940 Act”) generally limits investment in other investment companies to 3% of the total voting stock of any one investment company; 5% of a fund’s total assets with respect to any one investment company; and 10% of a fund’s total assets in the aggregate. The Fund is permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Fund, including that the Fund, enters into an agreement with such investment companies prior to exceeding the limits imposed by Section 12(d)(1). The Fund will only invest in other pooled investment vehicles that invest primarily in Fund-eligible investments. The Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

When the Fund invests in other pooled investment vehicles, its shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment vehicles. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment vehicles. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. The underlying securities in an exchange-traded fund (“ETF”) may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice or by the Fund on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund. Securities lending also may have certain potential adverse tax consequences.

When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the Adviser believes the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Fund may lend foreign securities consistent with the foregoing requirements.

Master Limited Partnerships

The Fund may invest in master limited partnerships (“MLPs”), which are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal tax purposes. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions, and other tax items pass through to common unitholders. If tax were to be required to be paid by an MLP at the entity level, the value of the MLP interests held by the Fund would be expected to decrease.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“MQD”). Common units and general partner interests also accrue arrearages in distributions to the extent that the MQD is not paid. Once common units and general partner interests have been paid, subordinated units receive distributions of up to the MQD. However, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that causes distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier at which it receives 50% of every incremental dollar paid to common and subordinated unitholders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures, and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans and may be based on different types of mortgages, including those on residential properties or commercial real estate. Mortgage-backed securities include various types of securities, such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

Generally, mortgage-backed securities represent partial interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA); by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC); and by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which the Fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, the general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential or commercial mortgage loans created by nongovernment issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Private mortgage-backed securities may not be readily marketable. In addition, mortgage-backed securities have been subject to greater liquidity risk because of the deterioration of worldwide economic and liquidity conditions that became especially severe in 2008. U.S. government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (i.e., mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The Fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as the Fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Adjustable Rate Mortgage-Backed Securities

Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. However, because the interest rates on ARMBSs are reset only periodically, changes in market interest rates or in the issuer’s creditworthiness may affect their value. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund would not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are thus subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized Mortgage Obligations

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche (or tranches) in the sequence, as specified in the prospectus, receives all of the principal payments until that tranche is retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long-maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the IRC and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC, or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, the average life, and the price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Hybrid ARMs

A hybrid adjustable rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are thus subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

Mortgage Dollar Rolls

A mortgage dollar roll is a transaction in which the Fund sells a mortgage-backed security to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. For accounting purposes, each transaction in a mortgage dollar roll is viewed as a separate purchase and sale of a mortgage-backed security. These transactions may increase the Fund’s portfolio turnover rate. The Fund receives cash for a mortgage-backed security in the initial transaction and enters into an agreement that requires the fund to purchase a similar mortgage-backed security in the future.

The counterparty with which the Fund enters into a mortgage-dollar-roll transaction is obligated to provide the fund with similar securities to purchase as those originally sold by the fund. These securities generally must (1) be issued by the same agency and be part of the same program; (2) have similar original stated maturities; (3) have identical net coupon rates; and (4) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. Mortgage dollar rolls will be used only if consistent with the Fund’s investment objective and strategies and will not be used to change the Fund’s risk profile.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities (SMBSs) are derivative multiclass mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed, and accordingly, these securities may be deemed “illiquid” and thus subject to the Fund’s limitations on investment in illiquid securities.

To Be Announced (TBA) Securities

A TBA securities transaction, which is a type of forward-commitment transaction, represents an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price, with settlement on a scheduled future date, typically within 30 calendar days of the trade date. With TBA transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date; however, securities delivered to a purchaser must meet specified criteria, including face value, coupon rate, and maturity, and be within industry-accepted “good delivery” standards. The fund may sell TBA securities to hedge its portfolio positions or to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. Proceeds of TBA securities sold are not received until the contractual settlement date. For TBA purchases, the fund will maintain sufficient liquid assets (e.g., cash or marketable securities) until settlement date in an amount sufficient to meet the purchase price. Unsettled TBA securities are valued by an independent pricing service based on the characteristics of the securities to be delivered or received.

Municipal Bonds and Other Municipal Obligations

The Fund may invest in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. In general, municipal obligations include debt obligations issued by states, cities, and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term municipal obligations if the interest paid thereon is exempt from regular federal income tax.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Bonds

The two general classifications of municipal bonds are general obligation bonds and revenue bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit, or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues, or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress that could further restrict or eliminate the regular federal income tax exemption for interest on debt obligations in which the Fund may invest.

Refunded Bonds

The Fund may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds -- pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation

The Fund also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by the Fund of the full principal amount represented by an obligation.

In light of these concerns, the Adviser determine whether any municipal lease obligations purchased by the Fund are liquid and monitors the liquidity of municipal lease securities held in the Fund’s portfolio. A number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors that may be deemed relevant.

Derivative Municipal Securities

The Fund may acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Fund may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under “Inverse Floating Rate Municipal Obligations.”

Inverse Floating Rate Municipal Securities

The Fund may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, the Fund’s investment in inverse floaters likely would adversely affect the Fund’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Fund will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

Non-Investment Grade Debt Securities (Junk Bonds)

The Fund may invest in non-investment grade debt securities, which include medium- to low-quality obligations. Debt securities rated below investment grade (BB/Ba or lower) are commonly known as “high-yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a discussion of securities ratings.

(1)	Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund’s net asset value (“NAV”).

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund’s NAV. If the Fund experiences unexpected net repurchases in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

(2)	Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

(3)	Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by the advisers than investments in investment grade debt securities. The advisers employ their own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. The advisers continually monitor the Fund’s investments and carefully evaluate whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4)	Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Municipal obligations in the lowest rating categories may be in default and are generally regarded as having poor prospects of attaining any real investment standing. A default or expected default in a municipal obligation owned by the Fund could result in a significant decline in the value of that municipal obligation.

Payment-In-Kind Debentures and Delayed Interest Securities

The Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., in kind rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986 (the “Code”).

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Portfolio Turnover

The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions, or other factors. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITs”) and REIT-like entities, which are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs and REIT-like entities involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, and mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs and REIT-like entities are dependent on management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. U.S. REITs must also meet certain requirements under the Code, to avoid entity-level tax and be eligible to pass through certain tax attributes of their income to shareholders. U.S. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code that could affect their tax status.

REITs and REIT-like entities (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, and as a result, the value of such investments will fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT and REIT-like entities may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

Repurchase Agreements

The Fund may enter into repurchase agreements involving the types of securities eligible for purchase by the Funds. However, there is no limitation on the maturity of the securities underlying the repurchase agreements. The Fund may use repurchase agreements in lieu of purchasing money market instruments.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of U.S. government securities or other securities from a selling financial institution such as a bank, savings and loan association, or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

Repurchase agreements involve certain risks not associated with direct investments in debt securities. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

The Fund has adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized U.S. financial institutions that the Adviser approves as creditworthy based on periodic review under guidelines established and monitored by the Board. In addition, the value of the collateral underlying the repurchase agreement, which the Fund’s custodian will hold on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by the Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, the Fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the Fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Restricted and Illiquid Securities

The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations. Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the price at which they are valued. The Fund may experience difficulty valuing and selling illiquid investments and, in some cases, may be unable to value or sell certain illiquid investments for an indefinite period of time. Illiquid investments may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid investments include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by the Fund, it may be treated as a liquid security in accordance with the Liquidity Program. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Several factors are considered when making and monitoring liquidity determinations including the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Short-Term Investments

The Fund will invest only in taxable short-term investments that are either (i) U.S. government securities, (ii) rated within the highest grade by Moody’s, Standard & Poor’s, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest, or (iii) taxable money market funds. See Appendix A for more information about ratings by Moody’s, Standard & Poor’s, and Fitch.

The Fund may invest in the following short-term investments, the income derived from which is generally exempt from regular federal income tax:

Bond Anticipation Notes (BANs) -- BANs are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) -- TANs are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) -- RANs are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes -- Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes -- Bank notes are issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) -- Municipal paper represents very short-term unsecured, negotiable promissory notes issued by states and municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies, and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds -- Municipal money market funds are money market funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Fund will bear its proportionate share of the money market fund’s fees and expenses.

The Fund may also invest in the following short-term investments, the income derived from which is generally taxable:

Certificates of Deposit (CDs) -- A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper -- Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds -- These funds pay interest income that is taxable on the federal and state levels. The Fund will bear its proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations -- These obligations are issued by the U.S. Treasury and are backed by the full faith and credit of the United States. They include bills, notes, and bonds. Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity. Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years. Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities -- Certain federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the U.S. Government itself will pay interest and principal on securities as to which it is not legally so obligated.

Other Corporate Obligations -- The Fund may purchase notes, bonds, and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Special Corporate Situation Investments

The Fund may invest a portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies’ equity securities. Such situations could include, among other developments, a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, a reorganization, or the sale of a division; the spinoff of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated event does not occur or if a proposed transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price the Fund paid.

In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately following the announcement of the situation. However, the increased market price of these securities may nonetheless represent a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror, as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fund’s special corporate situation investments may tend to increase its portfolio turnover ratio and thereby increase brokerage commissions and other transaction expenses. However, the Adviser attempts to select investments of the type described that, in its view, also have a reasonable prospect of significant capital appreciation over the long term.

Standby Commitments

The Fund may obtain standby commitments when it purchases municipal obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund’s business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of the Adviser, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining the Fund’s NAV.

Structured Notes

The Fund may invest in structured notes, including “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans references in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage that magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

Temporary Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of their assets in cash equivalents, high-quality fixed-income securities and money market instruments, and shares of money market mutual funds, or the Fund may hold cash. At such times, the Fund would not be pursuing their stated investment objective with their usual investment strategies. The Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. government securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. government securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund.

U.S. Government and Agency Bonds

U.S. government and agency bonds represent loans by investors to the U.S. Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. Government. These entities include, among others, the Federal Home Loan Bank, FNMA, and FHLMC. Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as GNMA, are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Fund may invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three- month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer- term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Adviser must correctly assess probable movements in interest rates. If such movements are incorrectly forecasted, the Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When, As and If Issued Securities

The Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until it is determined that issuance of the security is probable. The Fund may purchase securities on such basis without limit. The purchase of securities on a “when, as and if issued” basis may create investment leverage and increase the volatility of the Fund’s NAV. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. In addition, the Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of NAV to changes in market prices. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. The Fund will only make commitments to purchase municipal obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

The Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal forwards pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If the Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Yankee Dollar Obligations, Eurobonds, Global Bonds

Certain debt securities may take the forms of Yankee dollar obligations, Eurobonds or global bonds. Yankee dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike Eurobonds, global bonds can be issued in the local currency of the country of issuance.

Zero Coupon Bonds

The Fund may invest in zero coupon and step coupon securities. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

FUNDAMENTAL POLICIES

The Fund has adopted various restrictions on its investment activities, certain of which are fundamental policies and cannot be changed without approval by the holders of a majority of the Fund’s outstanding voting shares, as defined by the 1940 Act. Such a majority means the affirmative vote of the lesser of the holders of (1) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund. Under its fundamental policies, the Fund may not:

•	Invest more than 25% of the value of its total assets in the securities of issuers engaged in any single industry or group of industries, provided that this does not apply to U.S. government securities, repurchase agreements collateralized by U.S. government securities, municipal obligations issued by governments or political subdivisions of governments, or securities of other investment companies.
•	Purchase or sell commodities, except (i) to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended, interpreted from time to time and (ii) that the Fund may purchase and sell securities issued by companies that own or invest in commodities or commodities contracts, commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts, and swaps.
•	Purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, other than as may be acquired as a result of ownership of securities or other instruments, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.
•	Issue senior securities as defined by the 1940 Act or borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
•	Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
•	Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

[In addition, as described in the Prospectus, the Fund has adopted a fundamental policy that it will make monthly repurchases offers to its shareholders. The Fund will repurchase not less than 5% of its outstanding shares in any one-month period. The repurchase offer amount for the then current monthly period, plus the repurchase offer amounts for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the Fund’s outstanding shares. The Fund may repurchase additional tendered shares pursuant to Rule 23c-3(b)(5) only to the extent the percentage of additional shares so repurchased does not exceed 2% in any three-month period. Payment for repurchased shares will occur at least 5 business days before notification of the next repurchase offer is sent to shareholders.

Generally, the time and dates by which repurchase offers must be accepted in good order are 4:00 p.m. Eastern time 14 calendar days after the notification of repurchase offer is provided to shareholders and 3 business days (and in any case no more than 14 calendar days) in advance of the repurchase pricing date. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date.]

Except with respect to borrowing, all percentage limitations on the Fund’s investment practices set forth in this SAI and in the Prospectus apply at the time of an investment or a transaction, and a subsequent change in percentage resulting from a change in value of the investment or the total value of the Fund’s assets will not constitute a violation of such restriction.

With respect to borrowing, the 1940 Act permits a fund to borrow from any bank (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). If at any time, a fund’s borrowings exceed 33 1/3% of the value of the fund’s total assets, the fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, certain derivative instruments (such as forward and futures contracts and swap agreements), reverse repurchase agreements, firm commitment agreements, and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation, with appropriate earmarking or segregation of assets to cover such obligation.

With respect to concentration, U.S. government securities, repurchase agreements collateralized by U.S. government securities, municipal obligations issued by governments or political subdivisions of governments, and securities of other investment companies are not considered industries. To the extent, however, that the income from a municipal bond is derived from a specific project, the securities will be deemed to be from the industry of that project. The Fund will endeavor to consider the concentration of the underlying funds in which it may invest when determining compliance with its concentration policy.

MANAGEMENT OF THE FUND

Board Responsibilities

The Board has the overall responsibility for monitoring the operations of the Fund. The officers of the Fund are responsible for managing the day-to-day operations of the Fund. The Board has approved contracts under which certain companies provide essential management services to the Fund. The Board has the responsibility for supervising the services provided by those companies.

The day-to-day business of the Fund including the management of risk, is performed by third party service providers, such as the Adviser, principal underwriter, administrator, and transfer agent. The Trustees are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks – that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (for example, the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board and the Adviser have emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies, and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Fund’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Board with respect to various aspects of risk management. The Board oversees efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis after the initial two-year term, the Board considers whether to renew the investment advisory agreement and the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various policies and procedures of the Fund and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the use of specific types of securities in managing the Fund.

The Fund’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Fund’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of certain service providers. The report addresses (i) the operation of the policies and procedures of the Fund and each service provider since the date of the last report, (ii) any material changes to the policies and procedures since the date of the last report, (iii) any recommendations for material changes to the policies and procedures, and (iv) any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Fund’s Valuation Committee reports to the Board concerning investments for which market quotations are not readily available, if any. Annually, the independent registered public accounting firm reviews with the Board’s Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From its review of these reports and discussions with the Fund’s Chief Compliance Officer, Adviser, independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, available resources, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members and Structure of the Board

There are three members of the Board, two of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”). Robert Wagman serves as Chairman of the Board. The Board does not have a lead independent trustee at this time. The Board has one standing committee, the Audit Committee, which is responsible for advising the Board with respect to accounting, auditing, and financial matters affecting the Fund. The Audit Committee is chaired by an Independent Trustee and composed entirely of Independent Trustees. In addition, the Board oversees the Fund’s Valuation Committee, whose actions are reported to the Board at least quarterly and more frequently, if appropriate.

The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund including, among other things, the fact that the Independent Trustees constitute 67% of the Board, the anticipated amount of assets under management in the Fund, the Fund’s policies and procedures as well as those of its service providers, and the experience and qualifications of its members. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Set forth below are the names, ages, positions with the Fund, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Fund, as well as information about each officer of the Fund. The business address of each Trustee and officer is 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025.

Independent Trustees
Name and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex# Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael D. LeRoy Age 72	Trustee	[Indefinite; since 2020]	Principal, Crown Capital Advisors LLC (2000-present)	[4]	None
Robert D. Taylor Age 58	Trustee	[Indefinite; since 2020]	Partner, Centinela Capital Partners, LLC (2006-present)	[4]	None

Interested Trustee
Name and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex# Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Robert M. Wagman* Age 68	Trustee/Chairman	[Indefinite; since 2020]	Retired (2015-present); Managing Director of Investment Management Services, Aspiriant, LLC (2013-2015)	[4]	None

#	“Fund Complex” currently consists of the Fund and Aspiriant Trust (consisting of [three] series).
*	Mr. Wagman is considered an interested person because he has had a material business or professional relationship with the Adviser within the past two years.

Officers
Name and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Robert J. Francais Age 54	President	[Indefinite; since 2020]	Chief Executive Officer, Aspiriant, LLC (2010-present), Chief Operating Officer, Aspiriant, LLC (2008-2009)
John D. Allen Age 48	Vice President	[Indefinite; since 2020]	Chief Investment Officer, Aspiriant, LLC (2014-present); Client Relationship Manager, Grantham, Mayo, Van Otterloo (2009-2014)
Michael H. Kossman Age 55	Vice President	[Indefinite; since 2020]	Chief Operating Officer (2012 -present), Chief Compliance Officer (2008-present), Chief Financial Officer (2008-2012), Aspiriant, LLC
Douglas S. Hendrickson Age 50	Treasurer	[Indefinite; since 2020]	Chief Financial Officer, Aspiriant, LLC (2016-present); Acting Chief Financial Officer, Cetera Financial Group (2016-2016); Group Chief Financial Officer, Investor Services Division, Charles Schwab (2013-2015); Head of Corporate Planning, Profitability Analysis and Management Reporting, Charles Schwab (2011-2013)
Benjamin D. Schmidt Age [42]	Assistant Treasurer; Secretary; Chief Compliance Officer; Anti-Money Laundering Officer	[Indefinite; since 2020]	Director, Aspiriant, LLC (2015-present); AVP Fund Administration, UMB Fund Services, Inc. (2000-2015)

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his ability to review and understand information about the Fund provided by management, to identify and request other information deemed relevant to the performance of duties as a trustee, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise business judgment in a manner that serves the best interests of the Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. LeRoy should serve as Trustee because of his background in business and accounting, his knowledge of the mutual fund industry, and his experience as a trustee of other investment companies.

The Board has concluded that Mr. Taylor should serve as Trustee because of his extensive business and investment industry experience, legal background, and financial accounting expertise.

The Board has concluded that Mr. Wagman should serve as Trustee because of his background in business and accounting and his knowledge of the investment management industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

Ownership of Fund Shares

The following table shows the dollar range of each Trustee’s beneficial ownership of shares of the Predecessor Fund as of December 31, 2018:

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Michael D. LeRoy	NONE	NONE
Robert D. Taylor	NONE	NONE
Robert Wagman	NONE	OVER $100,000

*	“Family of Investment Companies” consists of the Fund and Aspiriant Trust (consisting at the time of four series, including the Predecessor Fund).

As of [ ], 2020, the Trustees and officers as a group owned less than 1% of the shares of the Predecessor Fund, as defined below.

Compensation

Each Trustee is paid an annual $[ ] retainer, as well as $ [ ] for (i) each telephonic meeting of the Fund’s Board that he attends and (ii) any other telephonic communication for which the Independent Trustees approve such payment. The Chair of the Audit Committee is paid an additional $[ ] per year. The following table shows the compensation paid to each Trustee by other funds in the Fund Complex for the fiscal year ended February 28, 2019 and estimated compensation by the Fund:

Name	Estimated Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Fund and Fund Complex*
[Michael D. LeRoy]	[ ]	--	--	[ ]
[Robert D. Taylor]	[ ]	--	--	[ ]
[Robert M. Wagman]	[ ]	--	--	[ ]

*	“Fund Complex” consists of the Fund and Aspiriant Trust (consisting at the time of four series, including the Predecessor Fund).

CODES OF ETHICS

The Fund, Adviser, and principal underwriter have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

INVESTMENT ADVISER

The Adviser is owned by its key employees and has [--] equity partners. The Adviser provides investment advisory services to the Fund pursuant to the terms of an investment advisory agreement between the Adviser and the Fund. The agreement has an initial two-year term and may be continued in effect from year to year thereafter with the approval of (1) the Board or (2) vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. For the services it provides pursuant to the advisory agreement, the Adviser is entitled to a fee calculated at an annual rate of [0.--%] based on the Fund’s average daily net assets. The Adviser has contractually agreed to waive its advisory fee from [0.--% to 0.--%] through [June 30, 2021].

Pursuant to an administrative services agreement with the Fund, the Adviser is entitled to a fee calculated at an annual rate of [0.--%] of the Fund’s average daily net assets for providing administrative services to the Fund. Such services include the review of shareholder reports and other filings with the SEC; oversight and management of the Fund’s primary service providers; periodic due diligence reviews of the Fund’s primary service providers; coordination and negotiation of all of the contracts and pricing relating to the Fund’s primary service providers; providing information to the Independent Trustees relating to the review and selection of the Fund’s primary service providers; coordination of quarterly and special board meetings; and all such other duties or services necessary for the appropriate administration of the Fund. The Adviser has contractually agreed to waive its administrative services fee from [0.--% to 0.--%] through [June 30, 2021].

[The Fund is seeking exemptive relief from SEC that would permit the Adviser, subject to certain conditions, including Board approval, to hire an unaffiliated sub-adviser for the Fund or materially amend a sub-advisory agreement with the Fund’s unaffiliated sub-adviser without obtaining shareholder approval. Within 90 days of retaining a new sub-adviser or materially amending a sub-advisory agreement, shareholders of the Fund would receive notification of the change. This manager of managers arrangement would enable the Fund to operate with greater efficiency and without incurring the expense and delay associated with obtaining shareholder approval of sub-advisory agreements. The arrangement would not permit aggregate investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the advisory agreement with the Fund without shareholder approval. The Adviser would have ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination, and replacement. There can be no assurance that the Fund will receive exemptive relief from the SEC.]

PORTFOLIO MANAGERS

Other Accounts Managed

The following tables provides information about other accounts managed by the Fund’s portfolio managers as of [ ].

ASPIRIANT	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in Millions)	Number	Assets (in Millions)
John Allen
Registered Investment Companies	-	-	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts	-	-	-	-
Marc Castellani
Registered Investment Companies	-	-	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts	-	-	-	-
David Grecsek
Registered Investment Companies	-	-	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts	-	-	-	-

Portfolio Manager Compensation

John Allen, Marc Castellani and David Grecsek are compensated with base compensation, bonus (a percentage of base compensation), and a share purchase incentive (bonus based on percentage of profit of the Adviser divided by shareholders per capita).

Material Conflicts of Interest

While the compensation of portfolio managers is not tied to the performance of the Fund, the portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Adviser’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate the Adviser’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. The Adviser generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. The Adviser’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Adviser prohibits late trading, frequent trading and/or market timing in the Fund and monitors trades daily to ensure this policy is not violated.

PRINCIPAL UNDERWRITER AND OTHER SERVICE PROVIDERS

Principal Underwriter

UMB Distribution Services, LLC, located at 235 West Galena St., Milwaukee, WI 53212, serves as the Fund’s principal underwriter. Shares of the Fund are distributed on a continuous basis at their current NAV per share, without imposition of any front-end or contingent deferred sales charge, by the principal underwriter.

Transfer Agent

UMB Fund Services, Inc., located at 235 West Galena St., Milwaukee, WI 53212, serves as the Fund’s transfer agent and dividend disbursing agent. Shareholders of the Fund may contact the transfer agent with any questions regarding their transactions in shares of the Fund and account balances.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 555 East Wells Street, Milwaukee, WI 53202, is the independent registered public accounting firm of the Fund and is responsible for conducting the annual audit of the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board.

Custodian and Fund Accounting Agent

JPMorgan Chase Bank, N.A. (“JPMorgan”), located at Seaport Center, 70 Fargo Street, Boston, MA 02210-1950, serves as custodian of the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians, including in connection with the custody of foreign securities. Cash held by the custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. JPMorgan also serves as the Fund’s fund accounting agent and provides various accounting services necessary for the operations of the Fund including the maintenance of the Fund’s general ledger and the determination of NAV.

Administrator

UMB Fund Services, Inc., located at 235 West Galena St., Milwaukee, WI 53212, serves as the Fund’s administrator and provides various administrative and accounting services necessary for the operations of the Fund including supervising the maintenance of the fund’s general ledger, the preparation of the Fund’s financial statements, the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Fund pays the administrator an annual fee based on the Fund’s average net assets.

Legal Counsel

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as counsel to the Fund.

DETERMINATION OF NET ASSET VALUE

NAV is determined as of the regularly scheduled close of normal trading on the NYSE (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or repurchase shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of the Fund’s shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®. Stock options and stock index options traded on national securities exchanges or on NASDAQ® are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. A pricing service may be used to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV. The investments in private funds, that are not publicly traded, such as limited partnerships, limited liability companies and exempted companies, are typically valued using NAV as a practical expedient, as reported by the private funds’ managers and their agents. Such values are calculated according to the valuation policies of the particular private fund. Investments in private funds are subject to the terms of the private funds’ offering documents. Valuations of the private funds may be subject to estimates and are net of management, performance incentive fees or allocations payable to the private funds’ managers as required by the private funds’ offering documents.

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Disclosure Policy applies to the Fund, Adviser, and other service providers involved in the administration, operation, or custody of the Fund (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund’s shareholders.

The Fund discloses its portfolio holdings in regulatory filings, including shareholder reports, reports on Form N-PORT, and such other filings, reports or disclosure documents as may be required by law. The Fund may in the future post its portfolio holdings on a monthly basis to a website. The Adviser, along with the Fund’s administrator, is responsible for disclosure of portfolio holdings to Service Providers (which may also include auditing services, proxy voting and other services, such as disclosure to a rating or ranking organization). To ensure that the disclosure of the Fund’s portfolio holdings is in the best interests of shareholders, and to avoid any potential or actual conflicts of interest with Service Providers, the disclosure of the Fund’s portfolio holdings for a legitimate business purpose will be approved by the Board in advance of the disclosure, other than with respect to disclosure to existing Service Providers in connection with their provision of services to the Fund. In the event that the Fund or a Service Provider discloses the Fund’s portfolio holdings to a selected third-party for a legitimate business purpose prior to the release of the Fund’s portfolio holdings to the public, such third party shall be required to execute a confidentiality agreement that, among other things, prohibits trading on such information.

The Fund and their Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser ) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Disclosure Policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. Portfolio holdings information will be deemed public when it has been posted to the Fund’s public website or in periodic regulatory filings on the SEC’s website (www.sec.gov).

All portfolio holdings information that has not been disseminated in a manner making it available to investors generally is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Adviser, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract; (ii) brokers who execute trades for the Fund; (iii) evaluation service providers; and (iv) shareholders requesting in-kind repurchases.

TAX INFORMATION

The following information supplements and should be read in conjunction with the tax section in the Fund’s Prospectus. In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Fund and their shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of the Fund or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to regulated investment companies (“RICs”), such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company.

The Fund has elected and intends to qualify to be treated as a RIC under Subchapter M of the Code. If so qualified, the Fund will generally not be subject to federal income taxes on that part of its net investment income and net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that it timely distributes to its shareholders.

Certain federal income and excise taxes would be imposed on the Fund if it fails to make certain required distributions of its income to shareholders. The Fund intends, however, to make distributions in a manner that will avoid the imposition of any such taxes. If, however, for any taxable year the Fund fails to qualify for treatment as a RIC, such Fund would be subject to federal corporate income tax on its taxable income. To qualify for such tax treatment, the Fund, among other things, must generally (a) make distributions to shareholders each year in a timely manner at least equal to the sum of (1) 90% of its “investment company taxable income” as defined in the Code (computed without regard to the dividends-paid deduction) and (2) 90% of its net tax-exempt income, if any, (b) derive at least 90% of its gross income from dividends, interest, payments received with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, other income derived with respect to the Fund’s business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (generally, publicly traded partnerships other than those where at least 90% of their gross income is gross income that would otherwise be qualifying gross income for a RIC) (the “Qualifying Income Test”); and (c) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund qualifies as a RIC and meets the distribution requirement described above, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the regular corporate rate (which the Tax Act reduced to 21%) on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

If the Fund has a net capital loss for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Notwithstanding the distribution requirement described above, which generally only requires the Fund to distribute at least the sum of 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions in a timely manner to avoid liability for the federal excise tax, but can make no assurances that all such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal income or excise tax liability when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Federal Income Tax Treatment of Dividends and Distributions.

Shareholders subject to federal income taxation will generally have to pay any applicable federal income taxes on the dividends and capital gains distributions they receive from the Fund, whether paid in cash or reinvested in additional shares of the Fund. Dividends and capital gains distributions may also be subject to applicable state and local taxes. Dividends derived from net investment income or net realized short-term capital gains generally will be taxable to shareholders as ordinary income for federal income tax purposes, although under certain circumstances dividends may be treated as qualified dividend income, as described below. Distributions by the Fund of their net capital gains that are reported as capital gain dividends by the Fund will be taxable to individual shareholders as long-term capital gains, currently set at a maximum rate of 20% regardless of how long shareholders have held their shares of the Fund. Distributions paid in January, but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Depending on the composition of the Fund’s income, the entire amount or a portion of the dividends paid by the Fund from net investment income may be reported as “qualified dividend income,” which is taxable to individual shareholders at long-term capital gains rates, provided that certain holding-period requirements are met. In general, dividend income of the Fund distributed to shareholders may be reported as qualified dividend income to the extent that the Fund’s income consists of qualified dividend income. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. In general, qualified dividend income includes dividends paid by U.S. corporations and certain foreign corporations. However, the lower tax rate will apply only if the individual shareholder holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. In addition, an individual shareholder would not benefit to the extent that he or she is obligated (e.g., pursuant to a short sale or securities lending arrangement) to make related payments with respect to positions in substantially similar or related property. Distributions that the Fund receives from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. The Fund’s investment strategies may limit its ability to make distributions eligible for treatment as qualified dividend income.

Depending on the composition of the Fund’s income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends-received deduction allowable to qualifying U.S. corporate shareholders (the “dividends-received deduction”). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends-received deduction only to the extent that the Fund’s income consists of dividends paid by U.S. corporations. However, a corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. In addition, a corporate shareholder would not benefit to the extent that it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent that a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. The Fund’s investment strategies may limit its ability to make distributions eligible for the dividends received deduction for corporate shareholders.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of ) your tax basis in the shares, and any such amount in excess of that basis will be treated as gain from the sale or exchange of shares. A taxable shareholder may wish to avoid investing in the Fund shortly before a distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Each year, shareholders of the Fund will be sent information on dividends and capital gains distributions for tax purposes, including information as to the portion eligible for treatment as ordinary income, the portion taxable as long-term capital gains, the amount of dividends that are reported as qualified dividend income, and the amount of dividends eligible for the dividends-received deduction available for corporations.

Sales, Exchanges or Repurchases.

A sale, exchange, or repurchase of the shares of the Fund will generally result in the recognition of any gain or loss for federal income tax purposes. In general, if Fund shares are sold, exchanged, or repurchased, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than twelve months and otherwise will be treated as short-term capital gain or loss. Any loss arising from the sale or repurchase of shares of the Fund held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions the shareholder receives with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains). For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income”, including interest, dividends and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund). “Net investment income” does not include distributions of exempt-interest.

The Fund (or its administrative agents) is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. For each sale of its shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use the FIFO (first in, first out) method as the default cost basis method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of the Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether income, gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Under Section 1256 of the Code, any gain or loss realized by the Fund from certain foreign currency forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options, as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then-fair market value and thus result in additional gain or loss to the Fund (without the concurrent receipt of cash) characterized in the manner described above. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Offsetting positions the Fund holds with respect to certain property may constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Sections 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. All or a portion of any short- or long-term capital gain from certain “straddle” transactions may be recharacterized as ordinary income. Losses on straddles may be deferred.

If the Fund were treated as entering into “straddles” by reason of engaging in certain forward contracts or options transactions, such “straddles” would be characterized as “mixed straddles” if the forward contracts or options transactions comprising a part of such “straddles” were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to “mixed straddles.” Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the “straddle” and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the “straddle” and conversion transaction rules, short-term capital loss on “straddle” positions may be recharacterized as long-term capital loss, long-term capital gains from such positions may be treated as short-term capital gains, and any capital gains from such positions may be treated as ordinary income.

In the event of short sales of an appreciated financial position, which sales constitute constructive sales under Section 1259 of the Code, the Fund must recognize a gain as if the position were sold, assigned, or otherwise terminated at its market value as of the date of the short sale and immediately repurchased. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on that position to reflect the gain recognized on the short sale. The Fund’s holding period in the position would begin as if the Fund had first acquired the position on the date of the short sale.

With respect to investments in STRIPS, treasury receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

If the Fund acquires an equity interest (under Treasury regulations that may be finalized in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” (“QEF”) election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage their holdings in passive foreign investment companies to limit their tax liability or maximize its returns from these investments. The IRS has recently issued final regulations pursuant to which the Fund’s income attributable to its investment in a PFIC that the Fund has elected to treat as a QEF is “qualifying income” to the Fund to the extent such income is derived with respect to the Fund’s business of investing in stock, securities or currencies, regardless of whether the PFIC makes a distribution equal to the amount included in income by the Fund.

Ordinarily, gains and losses realized by the Fund from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency-denominated bank deposits) and non-U.S.-dollar-denominated securities (including debt instruments and certain forward contracts and options) will be treated as ordinary income or loss under Section 988 of the Code. Income or loss from transactions involving certain derivative instruments, such as certain swap transactions, will also generally constitute ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the Code. “Conversion transactions” are defined to include certain forward, futures, option, and straddle transactions, certain transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund’s investment in one or more of such “qualified publicly traded partnerships” is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Fund will monitor its investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Fund may invest in will deliver Form K-1s to the Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

The Tax Act treats “qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code as eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership” as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting RICs, such as the Fund, to pass the special character of this income through to their shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to recently proposed regulations on which the Fund may rely, distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Foreign Taxes.

Dividends and interest the Fund receives on foreign investments may give rise to income withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include a proportionate shares of those taxes in gross income as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If the Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Backup Withholding.

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to reportable payments, including dividends, distributions from net capital gains, and the proceeds of any repurchase paid to a shareholder if such shareholder fails to certify on IRS Form W-9, IRS Form W-8BEN, or other applicable form either that the Taxpayer Identification Number (“TIN”) furnished to the Fund is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that a shareholder’s TIN is incorrect or if a shareholder has failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax and may be claimed as a credit on the record owner’s timely filed federal income tax return. The backup withholding rate is currently 24%.

Foreign Shareholders.

Foreign shareholders are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty, on amounts treated as ordinary dividends from the Fund. Backup withholding will not be applied to payments that have been subject to this (or lower applicable treaty rate) withholding tax. Other rules may apply to foreign shareholders whose income from the Fund is effectively connected with the conduct of a U.S. trade or business. Such investors should consult with their own advisers regarding those rules. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year.

Under legislation general known as “FATCA” (the Foreign Account Tax Compliance Act), unless certain foreign entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or their agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Tax Shelter Reporting Regulations.

Under United States Treasury regulations, generally, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Taxes.

Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. It is expect that no Fund will be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.

The foregoing discussion regarding federal and state income taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this SAI and is subject to change by legislative or administrative action. Shareholders should consult their tax advisers concerning the federal, state, local, and foreign tax consequences of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. Fixed commissions on foreign stock-exchange transactions are generally higher than are negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

The Adviser may serve as an investment adviser to other clients. It is their practice to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

The Fund’s policy regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Fund’s policies, the Adviser effects transactions with brokers and dealers that they believe provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

PORTFOLIO TURNOVER

The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions, or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders. High portfolio turnover may result in the realization of substantial capital gains, including short-term capital gains taxable to shareholders at ordinary income rates.

PROXY VOTING PROCEDURES

Subject to the supervision of the Board, the Fund has delegated authority to vote proxies to the Adviser. The Fund invests primarily in underlying funds. In the rare event that an underlying fund were to issue a proxy or that the Fund was to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Board or its representative. A member of the Adviser’s administration team would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board and made available to shareholders as required by applicable rules.

Each year, the Fund make available the actual voting records relating to portfolio securities held by the Fund during the 12-month period ending June 30 without charge, upon request, by calling 1-877-997-9971 or by accessing the SEC’s website at www.sec.gov.

FUND HISTORY AND GENERAL INFORMATION

The Fund was formed as a Delaware statutory trust on July 18, 2019 and is registered as an investment company under the 1940 Act. The Fund is a non-diversified, closed-end management investment company that is operated as an interval fund. Simultaneous with the commencement of the Fund’s investment operations, the Fund acquired the assets of Aspiriant Defensive Allocation Fund (“Predecessor Fund”), a series of Aspiriant Trust, which had the same investment objective and substantially the same principal investment strategies as the Fund, but operated as an open-end management investment company. The Predecessor Fund was also managed by the Adviser. The Fund is the successor to the accounting and performance information of the Predecessor Fund; therefore, all such information for periods prior to the Fund’s commencement of operations is that of the Predecessor Fund.

Description of Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights. The shares are transferable, but are not redeemable (as such term is defined in Section 2 of the 1940 Act). The shares of the Fund may be repurchased by the Fund at the then current net asset value per share, either in response to a shareholder’s repurchase request pursuant to a repurchase offer that the Fund makes pursuant to Rule 23c-3 under the 1940 Act, or in a tender offer made by the Fund under applicable rules adopted under the Securities Exchange Act of 1934.

Shareholders of the Fund are entitled to vote together on the election or removal of Trustees and the ratification of the Fund’s independent registered public accounting firm when shareholders vote on those matters. Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Fund’s Declaration of Trust, the Fund’s By-Laws, or any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable. Each share (and fractional share) is entitled to one vote (or fraction thereof).

Trustee and Officer Liability

Under the Fund’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Fund are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Fund, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Fund or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

PERFORMANCE

From time to time, when available, the total return of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Fund (toll free) at 1-877-997-9971.

PRINCIPAL HOLDERS

A principal holder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of [ ], 2019, the name, address and percentage of ownership of each person that owned of record or beneficially 5% or more of the outstanding shares of the Predecessor Fund were as follows:

Shareholder/Address	Percentage of Ownership
Charles Schwab & Co Attn Mutual Funds 211 Main St San Francisco CA 94105	[ ]%

FINANCIAL STATEMENTS

The Fund is the successor to the accounting and performance information of the Predecessor Fund. The Predecessor’s audited financial statements for the fiscal year ended February 28, 2019, and the related report of Deloitte & Touche LLP (“Deloitte”), are incorporated by reference into this SAI from the Predecessor Fund’s 2019 annual report to shareholders The Predecessor Fund’s Annual and Semi-Annual Reports are available without charge by calling the Fund at 1-877-997-9971 or on the SEC’s website at http://www.sec.gov. Deloitte, also serves as the independent registered public accounting firm for the Fund.

Appendix A

Ratings of Investments

Standard & Poor’s Ratings Group — A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation and the promise S&P imputes;

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-1

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

A-2

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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PART C: OTHER INFORMATION

Item 15.	Exhibits

[Aspiriant Defensive Allocation Fund (the “Registrant”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940. The Registrant’s Declaration of Trust provides that the Registrant’s officers and trustees shall be indemnified by the Registrant against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Registrant or as an officer or trustee of another entity at the request of the entity.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.]

Item 16.	Exhibits

(1)(a)	Registrant’s Certificate of Trust dated July 16, 2019, as filed with the state of Delaware on July 18, 2019, is incorporated herein by reference to Exhibit (a)(1) of Registrant’s Initial Registration Statement on Form N-2 (File Nos. 333-23493 and 811-23484), as filed with the SEC on October 22, 2019.

(1)(b)	Registrant’s Declaration of Trust to be filed by amendment.

(2)	Registrant’s By-Laws to be filed by amendment.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement on Form N-14.

(5)	Not applicable.

(6)(a)	Investment Advisory Agreement between the Registrant and Aspiriant, LLC to be filed by amendment.

(6)(b)	Advisory Fee Limitation Agreement between the Registrant and Aspiriant, LLC to be filed by amendment.

(7)	Distribution Agreement between the Registrant and UMB Distribution Services, LLC to be filed by amendment.

(8)	Not applicable.

(9)	Custody Agreement between the Registrant and JP Morgan Chase Bank, N.A. to be filed by amendment.

(10)	Not applicable.

(11)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, regarding the legality of securities being issued, to be filed by amendment.

(12)	Form of opinion and consent of counsel, Morgan, Lewis & Bockius LLP, regarding certain tax matters, to be filed by amendment.

(13)(a)	Administration Agreement between the Registrant and UMB Fund Services, Inc. to be filed by amendment.

(13)(b)	Fund Accounting Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. to be filed by amendment.

(13)(c)	Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc. to be filed by amendment.

(13)(d)	Administrative Services Agreement between the Registrant and Aspiriant, LLC to be filed by amendment.

(13)(e)	Inbound Call Management and Fulfillment Services Agreement between the Registrant and UMB Distribution Services, LLC to be filed by amendment.

(14)	Consent of independent registered public accountants to be filed by amendment.

(15)	Not applicable.

(16)	Powers of Attorney to be filed by amendment.

Item 17.	Undertakings

(1)	The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Los Angeles, State of California on this 19th day of December 2019.

Aspiriant Defensive Allocation Fund

/s/ Robert J. Francais
Robert J. Francais
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Robert J. Francais	Initial Trustee and President	December 19, 2019
Robert J. Francais

/s/ Douglas S. Hendrickson	Treasurer	December 19, 2019
Douglas S. Hendrickson

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